Prospectus

SecurePath for Life Product

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in all jurisdictions, including New York. The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. (When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity contract.) Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the policy form for the name of the Company issuing the Contract.

This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The SecurePath for Life Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.

The Contracts are sold by the Company to retirement plans and accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the SecurePath for Life Product is available to fund:

•	an employment based retirement plan or arrangement;

•	a custodial account established as an Individual Retirement Account (“IRA”), that holds an annuity.

Participant contributions will be directed to an applicable Variable Investment Option based upon the Participant’s age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No. 44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to participants invest in underlying target retirement date mutual funds. Currently, participant contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through the Vanguard Group, Inc.

To learn more about the Contracts and the Variable Investment Options, you can obtain a copy of the Statement of Additional Information (“SAI”) dated the date of this prospectus. The SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this prospectus by reference. The SAI’s table of contents can be found in Section 10 of this prospectus. The Company may also file other reports with the SEC. You may obtain these documents from the Company without charge by calling (800) 755-5801 (for retirement plan participants) or (866) 306-6343 (for IRA participants). You can also obtain copies of these documents from our website at www.trsretire.com or from the Securities and Exchange Commission’s website at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

May 1, 2015

Glossary

The following is a glossary of key terms used in this Prospectus. These terms may be used throughout the Prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.

Account:    An account maintained for a Contractholder or Participant, as applicable, in which is recorded the number of Units held.

Account Value:    The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.

Accumulation Period:    The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.

Annual Period:    Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.

Annual Step-Up:    The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.

Annuity Purchase Date:    The date a Participant elects to purchase a Fixed Annuity.

Beneficiary:    The person(s) or entity that a Participant selects to receive the Death Benefit.

Benefit Age:    The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.

Blended Guaranteed Income Rate:    A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Section 3 — Guaranteed Income Amount — Blended Guaranteed Income Rate.”

Business Day:    A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.

Code:    The Internal Revenue Code of 1986, as amended.

Contract:    The individual or group variable annuity contracts offered by the Company as described in this Prospectus.

Contractholder:    The individual, employer, trust or association to which an annuity contract has been issued.

Contribution:    The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant contributions, Plan sponsor contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.

Death Benefit:    Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the death benefit.

ERISA:    The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal:    A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed

Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See “Section 3 — Guaranteed Income Amount.”

Fixed Annuity:    An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

Guaranteed Income Amount:    Under the terms of the SecurePath for Life Product, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See “Section 3 — Guaranteed Income Amount.”

Guaranteed Income Rate:    The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based upon: (i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.

Guaranteed Income Rate Table:    A table of Guaranteed Income Rates applicable under the SecurePath for Life Product, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.

Guarantee Value:    The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and (iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See “Section 3 — Guaranteed Income Amount — Portability.”

Income Base:    The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for (i) additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See “Section 3 — Guaranteed Income Amount — Income Base.”

Income Base Adjustment:    The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See “Section 3 — Guaranteed Income Amount.”

Incremental Contribution:    That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.

IRA:    An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial account established as an IRA.

Lock-In Date:    The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.

Maturity Date:    The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.

Outstanding Excess Withdrawals:    The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.

Participant:    An individual participant under a Contract issued to or adopted by the individual’s employer or plan sponsor or an individual participating under a Contract issued to a custodial account established as an IRA.

Plan:    A retirement plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Plan Participants.

Pooled Account:    For TFLIC Contracts — Contributions allocated to the Variable Investment Options are held by TFLIC in a separate account called TFLIC Pooled Account No. 44. For TLIC Contracts — Contributions allocated to the Variable Investment Options are held by TLIC in a separate account called Separate Account VA FF. A Pooled Account is a segregated asset account of the Company; its assets are not commingled with the general assets and obligations of the Company.

SecurePath Service Center:    Participants should contact their retirement services provider at the below address.

Transamerica Retirement Solutions
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
1-800-755-5801

Settlement Phase:    A Participant’s interest in the SecurePath for Life Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See “Section 3 — Guaranteed Income Amount — Settlement Phase.”

Statement of Additional Information:    A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the Securities and Exchange Commission, and it is legally a part of this Prospectus.

Target Date Funds:    The Vanguard Target Retirement Funds, which are registered mutual funds made available by the Vanguard Group.

TCI:    Transamerica Capital, Inc., a registered broker-dealer, and an affiliate of the Company.

TFLIC:    Transamerica Financial Life Insurance Company, a New York life insurance company.

TLIC:    Transamerica Life Insurance Company, an Iowa life insurance company.

Unit:    The measure by which a Participant’s Account Value is determined.

Underlying Funds:    The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See “Section 2 — Investment Options.”

Variable Investment Option:    When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Pooled Account. The division of the Pooled Account that invests in a particular Underlying Fund may also be referred to as a subaccount of the Pooled Account.

Summary of Contract Expenses

Fees and Expenses

The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses. State premium taxes(1) may also be deducted upon the purchase of a Fixed Annuity under the Contract.

	Maximum	Current
Annual Contract Fee(2)	$50	$0
Pooled Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(3)	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

(1)	State premium taxes currently range from 0% to 3.5%.

(2)

The Company reserves the right to deduct an annual contract charge from a Participant’s Account in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future.

(3)	The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds during the Funds’ last fiscal year that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in the Prospectus for each Underlying Fund.

	Lowest	Highest
Total Annual Underlying Fund Operating Expenses(4)(5)(6)	0.16%	0.42%

(4)

The portfolio operating expenses used to prepare this table were provided to the Company by the Underlying Funds. The Company has not independently verified such information. Current or future expenses may be greater or less than those shown.

(5)

The Target Date Funds are asset allocation funds that invest in other underlying mutual funds — i.e., each Target Date Fund is a “fund of funds.” A “fund of funds” typically allocates its assets, within predetermined percentage ranges, among certain other mutual fund portfolios (each such portfolio an “acquired fund”). In determining the range of portfolio operating expenses, the Company took into account the combined actual expenses for each Target Date Fund and the portfolios in which it invests. The combined expense information presented here reflects the acquired fund fees and expenses — including management fees and other expenses — borne by the Target Date Funds. See the prospectus for the Target Date Funds for a presentation of the applicable acquired fund fees and expenses.

(6)

These expenses include the operating expenses of Transamerica AEGON Money Market VP, which is not available for allocations or transfers, but may be used for temporary investment. Please see the “Money Market Variable Investment Option for Temporary Investment” section for more details. In order to avoid a negative yield, the Money Market VP’s adviser, Transamerica Asset Management, Inc., or any of its affiliates may waive fees or reimburse expenses of the Underlying Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Underlying Fund to Transamerica Asset Management or its affiliates. There is no guarantee that the Portfolio will be able to avoid a negative yield.

Expense Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include pooled account annual expenses and Underlying Fund fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value from your Account at the end of the period. The example also assumes that your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any Variable Investment Option’s future performance), and assumes the maximum fees and expenses of any of the Underlying Funds. The first example assumes that we charge the maximum Total Pooled Account Annual Expenses of 1.95%, and the second example assumes that we charge the current Total Pooled Account Annual Expenses of 1.45%.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: Maximum Charges

Subaccount	After 1 Year	After 3 Years	After 5 Years	After 10 Years
SecurePath	$240	$739	$1,265	$2,706

Example 2: Current Charges

Subaccount	After 1 Year	After 3 Years	After 5 Years	Account 10 Years
SecurePath	$190	$588	$1,011	$2,190

Condensed Financial Information

The following tables list the accumulation unit value information for the Variable Investment Options as of December 31, 2014.

Transamerica Financial Life Insurance Company Pooled Account No. 44

Variable Investment Option	Year	Beginning Unit Value		Ending Unit Value	Units Outstanding
SecurePath for Life 2030	2014	$11.68		$12.34	671
	2013	N/A	(1)	$11.68	100
SecurePath for Life 2025	2014	$13.41		$14.16	30,347
	2013	$11.51		$13.41	25,048
	2012	$10.31		$11.51	22,971
	2011	$10.49		$10.31	16,896
	2010	$10.00		$10.49	100
SecurePath for Life 2020	2014	$13.08		$13.81	6,842
	2013	$11.46		$13.08	6,415
	2012	$10.35		$11.46	1,643
	2011	$10.42		$10.35	862
	2010	$10.00		$10.42	100
SecurePath for Life 2015	2014	$12.71		$13.35	31,902
	2013	$11.41		$12.71	31,596
	2012	$10.39		$11.41	32,644
	2011	$10.36		$10.39	1,552
	2010	$10.00		$10.36	100
SecurePath for Life 2010	2014	$12.22		$12.76	25,915
	2013	$11.37		$12.22	26,579
	2012	$10.47		$11.37	27,112
	2011	$10.27		$10.47	3,839
	2010	$10.00		$10.27	100
SecurePath for Life Retirement Income	2014	$11.72		$12.19	100
	2013	$11.21		$11.72	100
	2012	$10.51		$11.21	100
	2011	$10.13		$10.51	100
	2010	$10.00		$10.13	100

(1)	Commencement of Operations was January 3, 2013, with a beginning unit value of $10.00.

Transamerica Life Insurance Company Separate Account VA FF

Variable Investment Option	Year	Beginning Unit Value		Ending Unit Value	Units Outstanding
SecurePath for Life 2030	2014	$11.67		$12.32	25,203
	2013	N/A	(1)	$11.67	100
SecurePath for Life 2025	2014	$13.40		$14.16	163,282
	2013	$11.51		$13.40	196,002
	2012	$10.30		$11.51	71,748
	2011	$10.49		$10.30	8,151
	2010	$10.00		$10.49	100
SecurePath for Life 2020	2014	$13.07		$13.80	196,580
	2013	$11.45		$13.07	117,143
	2012	$10.34		$11.45	58,845
	2011	$10.42		$10.34	50,130
	2010	$10.00		$10.42	100
SecurePath for Life 2015	2014	$12.71		$13.35	232,169
	2013	$11.41		$12.71	211,103
	2012	$10.39		$11.41	103,161
	2011	$10.36		$10.39	57,676
	2010	$10.00		$10.36	100
SecurePath for Life 2010	2014	$12.22		$12.76	56,986
	2013	$11.37		$12.22	56,470
	2012	$10.47		$11.37	40,637
	2011	$10.27		$10.47	16,496
	2010	$10.00		$10.27	100
SecurePath for Life Retirement Income	2014	$11.70		$12.17	23,644
	2013	$11.21		$11.70	22,428
	2012	$10.51		$11.21	21,684
	2011	$10.13		$10.51	19,523
	2010	$10.00		$10.13	100

(1)	Commencement of Operations was January 3, 2013, with a beginning unit value of $10.00.

Summary of Sections 1-10

Section 1 — The Contracts

The SecurePath for Life Product is a variable annuity contract issued by the applicable Company. The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These “tax-qualified plans” include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. Please note: Purchasing the Contract as an investment vehicle for a “tax-qualified plan” does not provide any additional tax advantage beyond that already available through a “tax-qualified plan.” The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. When the Contract is issued as a group annuity contract to a Plan Contractholder, the Contractholder is the employer, trust or association, and an individual Participant will have rights and benefits governed by the Contract issued to the Plan Contractholder and the terms of the applicable Plan. For the Contract to be used for an IRA, it must be issued to a custodial account.

Section 2 — Investment Options

Upon selecting participation in the SecurePath for Life Product, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year (a Participant will not have the ability to select another option). The Variable Investment Option in turn invests in a Target Date Fund. The following table shows how a Participant would be assigned to a particular Variable Investment Option and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of Participant	Variable Investment Option	Target Date Fund
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund Investor Shares
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund Investor Shares
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund Investor Shares
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund Investor Shares
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund Investor Shares
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund Investor Shares
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund Investor Shares
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund Investor Shares
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund Investor Shares
1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund Investor Shares

Depending upon market conditions, a Participant may earn or lose money in any of the Variable Investment Options. A Participant’s Account Value will vary based upon the investment experience of the Underlying Funds. Past performance is no guarantee of future results.

Section 3 — Guaranteed Income Amount

The SecurePath for Life Product guarantees a Participant’s ability to receive a designated amount (called the Guaranteed Income Amount) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn each Annual Period without affecting future Guaranteed Income Amounts and is calculated by multiplying the Blended Guaranteed Income Rate by the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. Each Excess Withdrawal reduces the Income Base by the amount of the Income Base Adjustment, which is at least equal to the amount of the Excess Withdrawal but could be higher than the amount of the Excess Withdrawal under certain circumstances. Excess Withdrawals reduce a Participant’s Guaranteed Income Amount for future periods, and an Excess Withdrawal that reduces the Participant’s Income Base to zero would terminate the guaranteed lifetime withdrawal benefit. On the Annual Step-Up each year, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life. Before starting withdrawals of the Guaranteed Income Amount by electing a Lock-In Date, a Participant must attain age 55 (a spouse must also attain age 50 for the Participant to begin withdrawals of the Guaranteed Income Amount under joint coverage). Any withdrawal of the Guaranteed Income Amount from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan. See “Section 9 — Tax Information.”

The Company has currently established a Guaranteed Income Rate Table under which the Guaranteed Income Rates start at 3.50% at age 55 for single life coverage, increase by 0.1% per year of age until reaching a maximum Guaranteed Income Rate of 5.5% at age 75 for single life coverage. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables under which the Guaranteed Income Rates could be increased or reduced. Any change to the Guaranteed Income Rate Table will only affect future Incremental Contributions to the Contract. An Incremental Contribution is that portion of a Contribution that exceeds Outstanding Excess Withdrawals at the time of the Contribution.

The Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

Joint coverage is optional and may be elected for no additional charge. Under joint coverage the Guaranteed Income Rate under the current Table is 0.5% lower than the Guaranteed Income Rate under single life coverage, and the Participant’s Benefit Age will be based on the age of the younger of the Participant or the Participant’s spouse.

The Guaranteed Income Amount will be determined on the Lock-In Date based on the applicable Blended Guaranteed Income Rate multiplied by the Income Base. In order to establish a Lock-In Date, the Guaranteed Income Amount must equal at least $250.

Please note: A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

Of course, a Participant can always withdraw or transfer out, at the Participant’s discretion and subject to the terms of the retirement plan arrangement, an amount up to the Participant’s Account Value in the SecurePath for Life Product.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by SecurePath for Life, including the receipt of the Guaranteed Income Amount. Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

For certain Contracts, a Participant may only make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the SecurePath for Life Product without age restriction. A minimum Account Value of $2,000 may be required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, Participants can make additional Contributions at any time during the Accumulation Period.

However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. The Company reserves the right to cease accepting new Contributions under a Contract at any time.

The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details.

Section 5 — Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The Contracts are currently subject to a charge at an annual rate of 1.45%.

In addition, a Participant will bear the expenses associated with the Underlying Funds, including investment advisory fees and other expenses, that are deducted from the assets of the Underlying Fund.

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account.

Section 6 — Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but a Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Participant’s Account. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan.

A Plan Participant that wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan will be required to initiate a transfer out of the SecurePath for Life Product. Such a transfer will constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods.

Please note: Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Section 7 — Annuity Options

A Participant may elect to purchase one of several Fixed Annuity payment options, including a Life Annuity Option and a Fixed Period Annuity Option. Please note: A Participant’s investment in the Contract and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Section 8 — Death Benefit

If a Participant dies before purchasing a Fixed Annuity, subject to the terms of any underlying Plan, the selected Beneficiary is entitled to receive the Account Value. If the Account Value has been reduced to zero, no death benefit is payable. Certain retirement arrangements may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the SecurePath for Life Product and to receive payments of the Guaranteed Income Amount.

Section 9 — Tax Information

For a Participant in a traditional IRA, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant generally must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year.

For a Participant in a Roth IRA, qualified distributions will not be included in income. Distributions other than qualified distributions may be includible in income and subject to a 10% penalty tax.

For a Participant in a Plan, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Withdrawals prior to severance from employment or attainment of age 59 1/2 may be prohibited or subject to a penalty tax. The effect of federal taxation depends largely upon the type of retirement plan, so a Participant should consult with a tax advisor for more specific information about the tax treatment of Plan withdrawals.

Section 10 — Other Information

In all jurisdictions except New York, the Contracts are issued by Transamerica Life Insurance Company (“TLIC”), an Iowa insurance company. The Contracts are issued in New York by Transamerica Financial Life Insurance Company, a New York stock life insurance company. Transamerica Capital, Inc. (“TCI”) is the principal underwriter and distributor of the Contracts, which will be sold by registered representatives who are also licensed insurance agents of the Company. The Contracts are primarily sold through registered representatives Transamerica Investors Securities Corporation, a broker-dealer affiliate of TCI, who will be licensed insurance agents of the Company.

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after you receive the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the amount of the Contribution (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account; if required by applicable law, the Company will refund the original Contribution(s) paid. The Contract will then be deemed void.

Section 1 — The Contracts

Variable Annuity Contracts

The SecurePath for Life Product is a variable annuity contract issued by the Company. Currently, the SecurePath for Life Product is available to fund: (i) an employment based retirement plan or arrangement; and (ii) a custodial account established as an IRA that holds an annuity.

The SecurePath for Life Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company.

The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.

Eligible Purchasers

The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial accounts established as IRAs and certain employment based retirement plans and arrangements.

Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in an annuity contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

Ownership

With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, the Company will waive any minimum investment requirements to establish an IRA. A Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract after a forced distribution will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

With respect to IRA Contracts, the Contract is issued to a custodial account established as an IRA. The Contract may be issued as an individual annuity contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision-making rights under the Contract.

Contributions

The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is generally required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to the terms of an employer-sponsored Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

Contracts issued in respect of 401(a), 401(k), 403(b) and 457 plans will accept Contributions attributable to employer or employee contributions to the Plan, rollovers or transfers to the Plan, or reallocations of existing account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.

An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.

All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable plan, and subject to the requirements of ERISA. Please refer to “Section 4 — Contributions” for additional information.

Rights of the Participant under the Contract

The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.

Rights Upon Suspension of Contract or Termination of Plan

Retirement Plan Contracts

In the event that Contributions under a Contract are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Account applied under one of the following options if available under the terms of the Plan: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) to be transferred to an alternate funding vehicle, or (4) to purchase deferred paid-up annuity benefits for participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Contractholder’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

IRA Contracts

For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision making authority with respect to the IRA account.

All Contracts

If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.

Failure of Qualification

In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Section 6 — Transfers and Withdrawals” for additional information.

Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by the Company

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:

(1) To operate the Variable Investment Options in any form permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or in any other form permitted by law;

(2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3) To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more separate accounts, or to add, combine or remove Variable Investment Options;

(4) To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and

(5) To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.

The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

Section 2 — Investment Options

Variable Investment Options

Upon selecting participation in the SecurePath for Life Product, Participant Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year. This Variable Investment Option in turn invests in a Target Date Fund. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option. The following table shows how a Participant would be assigned to a particular Variable Investment Option, and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of Participant	Variable Investment Option	Underlying Fund
1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund Investor Shares
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund Investor Shares
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund Investor Shares
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund Investor Shares
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund Investor Shares
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund Investor Shares
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund Investor Shares
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund Investor Shares
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund Investor Shares
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund Investor Shares

Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date. The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Fund’s name, the Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Retirement Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit to Participants.

Each of the Target Date Funds, other than the Vanguard Target Retirement Income Fund, seeks to provide capital appreciation and current income consistent with its current asset allocation. The Vanguard Target Retirement Income Fund seeks to provide current income and some capital appreciation. The following table describes the approximate target asset allocation of each Target Date Fund as provided in the Target Date Funds’ prospectus dated January 27, 2015. Please see the underlying Target Date Fund’s prospectus and/or prospectus supplements for any updates to these target allocations. Information is provided for all Target Date Funds that may become available under the Contract.

Fund	Current Target Asset Allocation
Vanguard Target Retirement Income Fund	Approximately 30% of assets in stocks/approximately 70% in bonds and short-term investments

Vanguard Target Retirement 2010 Fund	Approximately 37% of assets in stocks/approximately 63% in bonds and short-term investments

Vanguard Target Retirement 2015 Fund	Approximately 51% of assets in stocks/approximately 49% in bonds and short-term investments

Fund	Current Target Asset Allocation

Vanguard Target Retirement 2020 Fund	Approximately 61% of assets in stocks/approximately 39% in bonds and short-term investments

Vanguard Target Retirement 2025 Fund	Approximately 68% of assets in stocks/approximately 32% in bonds and short-term investments

Vanguard Target Retirement 2030 Fund	Approximately 76% of assets in stocks/approximately 24% in bonds and short-term investments

Vanguard Target Retirement 2035 Fund	Approximately 83% of assets in stocks/approximately 17% in bonds and short-term investments
Vanguard Target Retirement 2040 Fund	Approximately 90% of assets in stocks/approximately 10% in bonds and short-term investments
Vanguard Target Retirement 2045 Fund	Approximately 90% of assets in stocks/approximately 10% in bonds and short-term investments

Vanguard Target Retirement 2050 Fund	Approximately 90% of assets in stocks/approximately 10% in bonds and short-term investments

Each Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks. See the prospectus for the Target Date Funds for more information.

Each Target Date Fund is a member of The Vanguard Group. The Vanguard Group Inc., P.O. Box 2600 Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds.

Money Market Variable Investment Option for Temporary Investment

A Money Market Variable Investment Option is not currently available for Participant Contributions. However, a Money Market Variable Investment Option is made available under the Contract solely for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

The Money Market Variable Investment Option invests in Transamerica AEGON Money Market VP, a series of Transamerica Series Trust, a registered investment company. Transamerica AEGON Money Market VP is advised by Transamerica Asset Management, Inc., and is sub-advised by AEGON USA Investment Management, LLC, each an affiliate of the Company. The Fund’s investment objective is to seek maximum current income from money market securities consistent with liquidity and preservation of principal. The Fund invests in high-quality, short-term corporate, bank and government obligations.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.

When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.

Substitution

The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.

When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.

Section 3 — Guaranteed Income Amount

The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.

Please note:

•

A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

•

A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Section 7-Annuity Options.”

Income Base

The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.

When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Contribution made to the SecurePath for Life Product, including new contributions and transfers made from other investment options available in the Participant’s retirement account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see “Withdrawals” below). Transfers out of the SecurePath for Life Product to other investment options offered in a retirement plan or IRA constitute withdrawals for the purposes of this determination.

Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.

If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”

Example:

All transactions take place prior to the Lock-In Date.

2015 Transactions
Initial Contribution:	$25,000
Initial Income Base:	$25,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$6,000
Account Value on transfer date (before transfer):	$30,000
Ratio of Income Base to Account Value before transfer ($25,000/$30,000) =	0.833333
Account Value on transfer date (after transfer):	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in 2015:	$27,000
Income Base after Annual Step-Up 2015:	$27,000

This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 — $30,000 minus $6,000 (the amount of the transfer). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in 2015, the Account Value had grown to $27,000 due to market appreciation. The

Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

2016 Transactions
2015 Income Base:	$27,000
Transfer from another investment option:	$5,000
Account Value on transfer date (before transfer):	$25,000
Account Value on transfer date (after transfer):	$30,000
Income Base after transfer ($27,000+$5,000):	$32,000
Account Value on birthday in 2016:	$26,000
Income Base in 2016:	$32,000

In 2016, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in 2016, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

2017 Transactions
2016 Income Base:	$32,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$5,000
Account Value on transfer date (before transfer):	$26,000
Ratio of Income Base to Account Value ($32,000/$26,000):	1.230769
Account Value on transfer date (after transfer):	$21,000
Income Base after transfer ($32,000 — $6,153.85):	$25,846.15

In 2017, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 — $6,153.85).

Timing of Income Base Updates

Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.

Guaranteed Income Rate Table

The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.

The Guaranteed Income Rate Table currently in effect as of the date of this Prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).

Guaranteed Income Rate Table

Age at Lock-in Date	Single	Joint (Based Upon the Age of the Younger Spouse)
Less than 50	N/A	N/A
50-54	N/A	3.00%*
55	3.50%	3.00%
56	3.60%	3.10%
57	3.70%	3.20%
58	3.80%	3.30%
59	3.90%	3.40%
60	4.00%	3.50%
61	4.10%	3.60%
62	4.20%	3.70%
63	4.30%	3.80%
64	4.40%	3.90%
65	4.50%	4.00%
66	4.60%	4.10%
67	4.70%	4.20%
68	4.80%	4.30%
69	4.90%	4.40%
70	5.00%	4.50%
71	5.10%	4.60%
72	5.20%	4.70%
73	5.30%	4.80%
74	5.40%	4.90%
75+	5.50%	5.00%

*	A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.

An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.

Blended Guaranteed Income Rate

A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended

Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:

(A+B+C...)/Sum of all Incremental Contributions (after giving effect to the new Incremental Contribution) where

A = Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1

B = Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2

C = Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.

* * * * *

Example 1:

Guaranteed Income Rate Table 1 is in effect.

Contribution on January 1, 2015:	$20,000
Guaranteed Income Rate for age 61 under Table 1:	4.10%
Participant Age on April 1, 2015:	61
Lock-In Date	April 1, 2015
Blended Guaranteed Income Rate on Lock-In Date:	4.10%

In this example, the Participant elects a Lock-In Date of April 1, 2015 at the age of 61, and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus), the Blended Guaranteed Income Rate will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

Example 2:

January 1, 2016:    Guaranteed Income Rate Table 2 is in effect.

Assume that the Participant in Example 1 above does not elect a Lock-In Date on April 1, 2015, and makes the following transactions.

Contribution on January 1, 2015 under Table 1:	$20,000
Excess Withdrawal on February 1, 2016:	$5,000
Income Base* after Excess Withdrawal ($20,000 — $5,000):	$15,000
Contribution on July 1, 2016 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2016:	$5,000
Income Base* after Contribution ($15,000 + $10,000):	$25,000
Guaranteed Income Rate for age 62 under Table 1:	4.20%
Guaranteed Income Rate for age 62 under Table 2:	4.30%

Participant Elects to Lock-In on August 1, 2016 (Age 62):

Income Base* on Lock-In Date:	$25,000
Blended Guaranteed Income Rate on Lock-In Date	4.22%

Equals ($840 + 215)/$25,000:

Equals A+B, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

Sum of the Incremental Contributions = (20,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x Blended Guaranteed Income Rate of 4.22%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of August 1, 2016 at the age of 62, and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus) and Guaranteed Income Rate Table 2, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution -$5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The Blended Guaranteed Income Rate on the Lock-In Date is 4.22%.

Example 3:

January 1, 2017:    Guaranteed Income Rate Table 3 is in effect.

Assume that the same Participant in Examples 1 and 2 above has not elected a Lock-In Date and makes the following transactions.

Contribution on January 1, 2015 under Table 1:	$20,000
Excess Withdrawal on February 1, 2016	$5,000
Contribution on July 1, 2016 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2016:	$5,000
Income Base* after July 1, 2016 Contribution ($15,000 + $10,000):	$25,000
Incremental Contribution on February 1, 2017 (Table 3 is in effect):	$5,000
Income Base* after February 1, 2017 Contribution ($25,000 + $5,000):	$30,000
Income Base after Annual Step-Up on March 1, 2017:	$32,000
Guaranteed Income Rate for age 63 under Table 1:	4.20%
Guaranteed Income Rate for age 63 under Table 2:	4.30%
Guaranteed Income Rate for age 63 under Table 3:	4.25%

Participant Elects to Lock-In on April 1, 2017 (Age 63):

Income Base* on Lock-In Date:	$32,000
Blended Guaranteed Income Rate on Lock-In Date	4.225%

Equals ($840 + 215 + $212.50)/$30,000:

Equals A+B+C, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

C = $5,000 Incremental Contribution multiplied by 4.25% Guaranteed Income Rate under Table 3 = $212.50

Sum of the Incremental Contributions = (20,000 + 5,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1,352 (Income Base of 32,000 x Blended Guaranteed Income Rate of 4.225%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of April 1, 2017 at the age of 63, and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, 2017, does not affect the calculation of the Blended Guaranteed Income Rate. The Blended Guaranteed Income Rate on the Lock-In Date is 4.225%.

* * * * *

If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See “Contributions After the Lock-In Date” for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.

Lock-In of Guaranteed Income Amount

The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.

The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.

A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 1/2. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a Lock-In Date cannot be changed.

At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.

Contributions After the Lock-In Date

After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of the new Contribution that is an Incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.

The following examples assume the Participant has elected a Lock-In Date of January 1, 2015 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.

Example 1:

The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed Income Amount to $4,630 (the new Blended Guaranteed Income Rate of 4.2091% * $110,000 Income Base).

If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.

Example 2:

The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied by $97,000, or $4,074.

The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).

Example 3:

Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).

Election of Joint Coverage

On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.

Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	$100,000
Guaranteed Income Rate* (from current Table):	3.10%
Guaranteed Income Amount:	$3,100

*	Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

Joint coverage can only apply to the person a Participant is legally married to on the Lock-In Date, and can only apply in a retirement account if the spouse has also been designated as the beneficiary of the Plan or IRA account. The Company must receive proof of marriage and proof of the spouse’s age in order to establish joint coverage.

Joint coverage is available for a same-gender spouse recognized under applicable state law. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit.

The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.

If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement account.

Withdrawals

A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement plan arrangement (See “Section 9 — Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.

In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last business day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.

An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed lifetime withdrawal benefit.

An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.

Example:

Annual Period:	January 16, 2015 — January 15, 2016
2015 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2015:	$2,500
Withdrawal on September 1, 2015:	$2,500
Annual Period:	January 16, 2016 — January 15, 2017
2016 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2016:	$5,000
Withdrawal on January 15, 2017:	$5,000
Income Base on January 15, 2017 (before withdrawal):	$100,000
Account Value on January 15, 2017 (before withdrawal):	$80,000
Annual Period:	January 16, 2017 — January 15, 2018
2017 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$4,687.50

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, 2015 through January 15, 2016. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, 2016 through January 15, 2017 (assuming the

Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, 2016 and January 15, 2017), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, 2017. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2017 ($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,687.50 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).

A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.

Required Minimum Distributions

Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement account owner must withdraw annually, generally starting with the year that he or she reaches 70 1/2 years of age under current Internal Revenue Code requirements. In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.

A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD Amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.

Example:

Annual Period:	January 16, 2015 — January 15, 2016
Guaranteed Income Amount:	$5,000
Required Minimum Distribution (for calendar year 2015):	$10,000
Withdrawal on July 1, 2015:	$2,500
Withdrawal on September 1, 2015:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD Amount for calendar year 2015 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, 2015 through January 15, 2016 is $5,000. The Participant withdraws $2,500 on July 1, 2015, and then subsequently withdraws $2,500 on September 1, 2015. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.

During the 4th quarter of each year, the Company will determine whether an adequate RMD Amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement account balance. The Company will then make a distribution of any remaining RMD Amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement plan administrator. This additional RMD Amount will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement plan account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.

Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD Amount taken prior to the Lock-In Date will be considered an Excess Withdrawal.

Portability

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount.

Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.

In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA will receive the greater of the Account Value or the Guarantee Value. Upon such a forced distribution, the Company will waive any minimum investment requirement to establish an IRA. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

Settlement Phase

After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.

During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including death benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a participant cannot purchase an annuity option once the Settlement Phase begins.

During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other account information relating to a Participant’s Plan or IRA retirement account will no longer reflect an investment in the SecurePath for Life Product.

Termination of Guaranteed Income Amount Benefit

A Participant’s Guaranteed Income Amount benefit terminates:

(a) If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;

(b) Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);

(c) Upon the Participant’s election to begin receiving a Fixed Annuity;

(d) Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

Contributions

A minimum Account Value of $2,000 is generally required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product, and a Participant in a Plan may direct both vested and unvested amounts to the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such contributions as a Contribution to the SecurePath for Life Product only after they accumulate to the applicable minimum. Currently, a Participant must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under applicable state law from requiring such prior approval.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the SecurePath for Life Product will also be required to make a corresponding change to any allocation of future contributions to the Contract to another investment option available under the Plan.

All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.

To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.

Age Restrictions

For certain Contracts, a Participant may only make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the SecurePath for Life Product without age restriction.

Allocation of Contributions

Upon receipt of a Contribution (in good order at the SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.

A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a

Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.

Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.

At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.

Determination of Account Value

The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.

A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.

The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where

(a) equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and

(b) equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and

(c) equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.

The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.

Section 5 — Charges

Below is a discussion of the charges and expenses related to an investment in the Variable Investment Options.

Insurance and Administrative Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.

If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.

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The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal, on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

	Maximum	Current
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so. Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of retirement plan or program, including IRAs.

Annual Contract Charge

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.

The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.

Underlying Fund Fees

When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ prospectus dated January 27, 2015, the total annual fund operating expenses for each of the Target Date Funds ranges from 0.16% to 0.18%. This range reflects operating expenses incurred by the Funds during their last fiscal year end. Actual Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.

Transamerica AEGON Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total annual portfolio operating expenses of 0.42% for the fiscal year ended December 31, 2014.

Premium Tax

Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.

Retirement Plan Fees and Credits

A Participant in a Plan may be subject to administrative fees or charges that are levied against the accounts of Participants in the Plan, including participant head charges and plan service fees. Any such administrative fees

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would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.

Section 6 — Transfers and Withdrawals

Transfers

Participants will be assigned to a Variable Investment Option based on birth year. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.

Withdrawals

A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.

The SecurePath for Life Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See “Section 3 — Guaranteed Income Amount” above.

Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.

If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.

There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the SecurePath for Life Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the Prospectus, since fees and expenses may change as provided under “Section 5 — Charges.”

Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See “Tax Information” below.

Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.

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Retirement Plan Loans

Certain retirement plan arrangements may permit Participant loans. A Participant’s Account Value in the SecurePath for Life Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the SecurePath for Life Product in order to fund a Plan loan. As a result, a Plan Participant may be required to initiate a transfer out of the SecurePath for Life Product, if the Participant wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the Participant’s standing directions for allocating Plan contributions. If the Participant has directed certain amounts to be invested in the SecurePath for Life Product, such repayment amounts will be treated as new Contributions to the SecurePath for Life Product.

Payment of Withdrawal Amount

The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.

Automatic Withdrawals

The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.

At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.

Suspension of Payments or Transfers

The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers of Account Value for any period when (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the Securities and Exchange Commission (SEC) has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.

Section 7 — Annuity Options

The SecurePath for Life Product offers a guaranteed lifetime withdrawal benefit, described under “Section 3 — Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

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Because of the guaranteed lifetime withdrawal benefit offered under the SecurePath for Life Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.

Annuity Purchase Date

The Annuity Purchase Date is the date the Company receives (in good order at the SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement plan arrangement, a Participant may not be eligible to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.

Fixed Annuity

Fixed Annuity payments are not made from the Pooled Account assets but are made from the general account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i) Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

(ii) Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(iii) Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the purchase payment, any difference is paid in a lump sum to the beneficiary.

(iv) Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.

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(v) Joint and Survivor Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Joint and Survivor Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(vi) Joint and Survivor Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Joint and Survivor Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date, provided that the annuity purchase rates for these Fixed Annuity benefits shall not exceed the maximum rates set forth in the Contract. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date if this Prospectus for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.

Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.

Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company receives (in good order at the SecurePath Service Center) written notice of the beneficiary’s election to receive the

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commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.

Maturity Date

Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Joint and Survivor Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.

Section 8 — Death Benefit

Calculation of Death Benefit

If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no death benefit is payable.

Beneficiary

The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center.

If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.

If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.

Payment Options

Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.

Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.

In addition, the surviving spouse of a participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased participant, including the ability to name a new beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the participant. A surviving spouse of a participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See “Guaranteed Income Amount” above.

Upon a Participant’s death, the Participant’s entire interest in the Contract (i) must generally be distributed within five years after the date of death or (ii), if payable to a Beneficiary, must be annuitized over the life of the designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided

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that such distributions begin within one year after the date of the Participant’s death. If the Beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.

If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section 401(k) Contracts, the underlying Plan should be consulted to determine the options available.

Section 9 — Tax Information

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.

Tax Treatment of the Company

TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TLIC is taxed as a life insurance company under the Code. TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Pooled Account.

In General

The Contracts are designed for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Numerous special tax rules apply to the Participants in Plans and IRAs and to Contracts used in connection with the Plans and IRAs. Violation of these rules can cause the Plan or IRA to lose its tax favored status under the Code. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Plans and IRAs. State income tax rules applicable to Plans and IRAs often differ from federal income tax rules, and this prospectus does not describe any of these differences. Prospective purchasers of this Contract should seek competent advice.

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Guaranteed Lifetime Withdrawal Benefit

One of the principal features of the Contract is a guaranteed lifetime withdrawal benefit (“GLWB”). There is no authoritative guidance from the IRS or Treasury on the effects on a plan of the purchase of an annuity contract with a GLWB feature. The following discussion identifies certain issues relating to the GLWB feature of the Contract that the Plan fiduciary should consider before purchasing a Contract. This discussion is not intended to be exhaustive. Plan fiduciaries should consult a tax and/or legal advisor before purchasing the Contract because the purchase of the Contract could affect the qualification of the Contract and/or the Plan associated with the Contract.

Certain types of Plans are subject to nondiscrimination rules, which generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a Plan, a prospective Plan fiduciary should consider the effect of the requirement that any contributions after the Lock-In Date are subject to a minimum contribution of $5,000 on the Plan’s compliance with applicable nondiscrimination requirements. In addition, a prospective Plan fiduciary should consider whether the age limitations applicable to Participants who wish to contribute to the Contract and the Target Date Funds in which these contributions will be invested could affect the Plan’s compliance with the nondiscrimination rules.

Certain types of Plans are subject to qualified joint and survivor annuity rules under Sections 401(a)(11) and 417 of the Code (“QJSA rules”), which provide rights to a spouse or former spouse of a Participant in certain circumstances. In such a case, the Participant may need the consent of the spouse or former spouse to change annuity options or to make a withdrawal or surrender the Contract. Although the manner in which the QJSA rules apply to the GLWB feature of the Contract is unclear, the Company believes that spousal consent is required at the time the Participant makes an election for single or joint life coverage.

A prospective Plan fiduciary should also consider how the GLWB feature affects a Plan’s compliance with the nonforfeiture rules. For example, it is unclear whether the GLWB feature is part of the “balance of the employee’s account” within the meaning of Section 411(a)(7) of the Code, and, if so, whether a discontinuance or adjustment in the GLWB (such as upon the Participant taking an “excess” withdrawal) could result in an impermissible forfeiture under Section 411(a) of the Code. The Company believes that even if the GLWB feature is part of the “balance of the employee’s account” there would be no impermissible forfeiture in these circumstances.

Section 403(b) Annuities

Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. Generally, no federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant.

Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $18,000 in 2015 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $53,000 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $6,000 in 2015 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.

Under the contract exchange rules established for the applicable 403(b) plan, an exchange of a Section 403(b) annuity contract held under a Section 403(b) plan for another Section 403(b) annuity contract held

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under that Section 403(b) plan may qualify as a tax-free exchange. A “exchange within the same 403(b) plan” must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the Participant (or beneficiary of a deceased Participant) is at least equal to the Participant’s (or beneficiary’s) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that Participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed generally to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

When a Participant takes a distribution from a 403(b) plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2 however.

If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) in certain other circumstances.

Restrictions on Withdrawals of Elective Contributions. Any funds in the Participant’s account balance attributable to pre-tax salary reduction contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). Funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions to a defined contribution plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of the $53,000 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $18,000 in 2015 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 403(b) plan, a simplified employee pension plan, or other tax deferred annuity. In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $6,000 in 2015 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

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When a Participant takes a distribution from 401(a) plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant.

When a Participant takes a distribution from an IRA or a qualified plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 lifetime maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

Section 408A (Roth IRA) Contracts

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as traditional IRAs, but differ in several respects. Contributions to a Roth IRA are not deductible. However, “qualified distributions” from a Roth IRA will be excludable from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Participant was made. Second, the distribution must be either (1) made after the Participant attains the age of 59 1/2; (2) made after the Participant’s death; (3) attributable to the Participant being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. Distributions other than qualified distributions may be includible in income and subject to a 10% penalty tax. Special rules apply to rollovers to Roth IRAs from eligible retirement plans and IRAs and from designated Roth accounts under eligible retirement plans. Only one rollover per year is permitted between IRAs, including Roth IRAs.

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Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $18,000 in 2015 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on plan terms, Section 457 Plans may also allow contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).

Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.

Minimum Distribution Requirements

Distributions from a Plan or traditional IRA generally must begin no later than the April 1st of the calendar year following the year in which the Participant attains age 70 1/2 or, for Plans, the year in which he or she retires (if later than age 70 1/2). If the actual distributions from a traditional IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount. Roth IRA’s are not subject to the required minimum distribution rules while the owner is alive.

Minimum distributions are also required upon the death of the Participant. These required distributions depend on the Beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date. In addition, the value of the guaranteed lifetime withdrawal benefit may need to be taken into account when determining the required minimum distributions in certain circumstances.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of age 70 1/2 (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

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Section 10 — Other Information

The Company

We are engaged in the sale of life and health insurance and annuity policies. The Contracts may be issued by Transamerica Life Insurance Company in all jurisdictions except New York. TLIC was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York. The Contracts may be issued by Transamerica Financial Life Insurance Company in all jurisdictions, including New York. TFLIC was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia.

We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

Financial Condition of the Company

The Company pays benefits under your Contract from its general account assets and/or from your Account Value held in the Pooled Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Pooled Account.    A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Pooled Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Pooled Account. These assets are segregated and insulated from the Company’s general account, and may not be charged with liabilities arising from any other business that the Company may conduct.

Assets in the General Account.    Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.

The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general account assets.

The Company’s Financial Condition.    As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of its general account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected policy and claims payments. In addition, the Company hedges its investments in its general account, and may require purchasers of certain of the variable insurance products that it offers to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments. The Company

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may also experience liquidity risk if its general account assets cannot be readily converted into cash to meet obligations to its policy owners or to provide the collateral necessary to finance its business operations.

How to Obtain More Information.    The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. The Company’s financial strength ratings which reflect the opinions of leading independent rating agencies of its ability to meet its obligations to its policy owners, are available on its website (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations — A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Pooled Account

TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts it issues in all jurisdictions except New York. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Distribution of the Contracts

TCI will act as the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales and marketing functions relative to the Contracts which participate in the Variable Funds Account or the Asset Allocation Funds Account. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. The Contracts are wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. TCI has authorized its affiliated broker-dealer, Transamerica Investors Securities Corporation (“TISC”) to sell the Contracts and also to perform certain distribution functions on behalf of TCI. TISC may also enter into selling agreements with other broker-dealers for the sale of the Contracts.

Broker-dealers who sell the Contracts may receive compensation in the form of commissions for transactions in the Contracts, which are used to fund retirement plans. This type of commission compensation is

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typically paid upfront and based directly on the amount of assets invested in the Contract by the applicable retirement plan. For the Contracts, the commission typically ranges between 1% and 7%, and will not exceed 8% of Purchase Payments.

Broker-dealers may also be paid trailing commissions by TCI, TISC or another affiliated broker-dealer. Trailing commissions are ongoing payments that are based on the value of the Plan’s continued investment in the Contracts. Trailing commissions are paid for ongoing distribution and retirement plan servicing that the broker-dealer may provide. Such retirement plan servicing may, if requested by the retirement plan sponsor, include (i) conducting participant enrollment meetings; (ii) providing general education to retirement plan participants regarding the terms and operation of the retirement plan and the investment options under the plan; and (iii) providing general education to the plan sponsor or its investment committee regarding the investment options under the plans. The trail compensation is payable under the agreement with the selling broker-dealer whether or not the broker-dealer or its representatives provide any such particular services to the plans or their participants. For the Contracts, the trailing commission paid is typically between 0.05% and 1.25%.

In addition, although not in connection with any particular retirement plan customer, broker-dealers who sell the Contracts may receive the following compensation from TCI, TISC or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCI, TISC or their affiliates. TCI, TISC or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. These payments offset a portion of a selling broker-dealer’s costs for such training and education conferences.

Right to Cancel Period

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after the Participant receives the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the Contributions paid (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account. The Participant bears the risk of any decline in Account Value during the right to cancel period. However, if applicable law requires, the Company will refund the original Contribution(s) paid. The Company will pay the refund within seven days after it receives, in good order within the applicable period at the SecurePath Service Center, written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Sending Forms and Transaction Requests in Good Order

The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory

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demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Misstatements of Age or Sex

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product to reasonably conform to the correct facts.

Legal Proceedings

There are no legal proceedings to which a Pooled Account is a party or to which the assets of a Pooled Account are subject. We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your Contract value. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches.

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For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.

Householding

The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the SecurePath Service Center.

Inquiries

Participants should contact their retirement services provider at the below address.

Transamerica Retirement Solutions 4333 Edgewood Rd. NE Cedar Rapids, IA 52499 1-800-755-5801

A Participant may check his or her Account at www.trsretire.com. Follow the logon procedures. A Participant will need the pre-assigned Personal Identification Number (“PIN”) to access information about his or her Account. The Company cannot guarantee that the Participant will be able to access this site.

A Participant should protect his or her PIN because on-line (or telephone) options may be available and could be made by anyone who knows that PIN. The Company may not be able to verify that the person providing instructions using the Participant’s PIN is the Participant or someone authorized by the participant.

Availability of Electronic Documents

Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.

Statement of Additional Information

The Statement of Additional Information contains further details regarding the Company and the SecurePath for Life Product. You may obtain a free copy of the SAI by contacting the SecurePath Service Center. Please use the form attached at the end of this Prospectus.

Below is the table of contents of the Statement of Additional Information:

•	The Company

•	Independent Registered Public Accounting Firm

•	Principal Underwriter/Sale of Contracts

•	Determination of Unit Values

•	Tax Information

•	Financial Statements

45

Request for SecurePath for Life Product Statement of Additional Information

Detach and return in an envelope addressed to:

Transamerica Retirement Solutions 4333 Edgewood Rd. NE Cedar Rapids, IA 52499 1-800-755-5801

Please make sure that your name and address where you wish for the Company to send the current Statement of Additional Information appear below:

Name:

Address:

46

9222 (rev. 5/15)

Statement of Additional Information

May 1, 2015

SecurePath for Life Product

Issued through

Separate Account VA FF

Offered by

Transamerica Life Insurance Company

This Statement of Additional Information expands upon subjects discussed in the Prospectus for the SecurePath for Life Product offered by Transamerica Life Insurance Company (“TLIC”). This Statement of Additional Information is NOT a Prospectus, but it relates to, and should be read in conjunction with the Prospectus for the SecurePath for Life Product and the prospectuses for the underlying target retirement date mutual funds. Copies of the Prospectus for the SecurePath for Life Product are available, at no charge, by writing TLIC at P.O. Box 2485, St. Paul, MN 55102-9988 or by calling (866) 306-6343.

TLIC

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Independent Registered Public Accounting Firms

The statutory-basis financial statements and schedules of Transamerica Life Insurance Company at December 31, 2014, and for the period then ended appearing herein, have been audited by PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606, Independent Registered Public Accounting Firm, as set forth in their respective report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as an expert in accounting and auditing.

The statutory-basis balance sheet of Transamerica Life Insurance Company at December 31, 2013 and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the two years in the period ended, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

The statements of assets and liabilities of Separate Account VA FF at December 31, 2014, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated within the financial statements, appearing herein, have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report thereon, and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

Principal Underwriter/Sale of Contracts

Transamerica Capital, Inc. (“TCI”), which is an affiliate of TLIC, is the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers, which enter into an agreement with TCI, will perform sales and marketing functions relative to the Contracts. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.

The Contracts are offered on a continuous basis. TLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.

The Contracts are wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TLIC. TCI may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI and applicable law. Such representatives will also be TLIC’s appointed insurance agents under state insurance law.

1

Commissions may be paid to firms on sales of the Contract according to one or more schedules. TLIC may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies, including commissions payable to selling firms. TLIC and its affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. TLIC pays commissions to TCI for Contract sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions.

In addition, in an effort to promote the sale of the Contracts, TLIC or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.

Determination of Unit Values

TLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit value every weekday except for the following holidays or the days on which they are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.

The Unit value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.

Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, and adding the value of dividends declared by the Target Date Fund but not yet paid.

2

Additional Tax Information

Taxation of TLIC

TLIC at present is taxed as a life insurance company under part I of Subchapter L of the Code. The assets of the Separate Account are held in the name of TLIC and legally belong to TLIC. Accordingly, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. TLIC does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If, in future years, any federal income taxes are incurred by TLIC with respect to the Separate Account, TLIC may make a charge to the Separate Account.

Financial Statements

The values of your interest in the separate account will be affected solely by the investment results of the applicable subaccount(s). Financial statements of certain subaccounts of Separate Account VA FF, which are available for investment by Contractholders, are contained herein. The statutory basis financial statements of TLIC, which are included in this SAI, should be considered only as bearing on the ability of TLIC to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

3

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2014

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
Assets:
Investment in mutual funds, at net asset value	$288,070	$728,116	$3,102,567	$2,716,847	$2,314,610	$311,007
Receivable for investments sold	13	71	116	93	85	6
Receivable for units sold	—	4	113	445	1,965	320

Total assets	288,083	728,191	3,102,796	2,717,385	2,316,660	311,333

Liabilities:
Payable for investments purchased	—	4	113	445	1,965	320
Payable for units redeemed	13	71	116	93	85	6
Accrued guaranteed income benefit charge	234	591	2,472	2,203	1,874	253
Accrued administrative fees	117	296	1,236	1,101	937	126
Accrued mortality and expense risk	26	66	275	245	208	28

Total liabilities	390	1,028	4,212	4,087	5,069	733

Net assets attributable to annuity contractholders	$287,693	$727,163	$3,098,584	$2,713,298	$2,311,591	$310,600

Accumulation units outstanding	23,644	56,986	232,169	196,580	163,282	25,203

Accumulation unit value	$12.17	$12.76	$13.35	$13.80	$14.16	$12.32

Investment in mutual funds (Note 1):
Number of shares	22,314	27,664	202,915	95,462	140,025	10,710

Cost	$267,366	$712,924	$2,882,020	$2,526,181	$2,101,707	$303,597

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
Investment income (loss):
Dividend income	$5,551	$13,426	$60,876	$54,066	$46,955	$6,136

Expenses:
Guaranteed income benefit charge	2,509	6,716	26,591	18,327	21,898	2,336
Administrative fees	1,255	3,358	13,296	9,163	10,949	1,168
Mortality and expense risk	279	747	2,954	2,036	2,433	260

Net expenses	4,043	10,821	42,841	29,526	35,280	3,764

Net investment income (loss)	1,508	2,605	18,035	24,540	11,675	2,372

Net realized and unrealized gains (losses) on investments:
Realized capital gains (losses) from investments	465	17,678	77,718	6,633	156,856	4,360
Realized capital gain distributions	574	8,083	28,173	374	1,232	21
Change in net unrealized appreciation (depreciation) from investments	8,350	2,335	16,697	87,058	(43,544)	7,369

Net realized and unrealized gains (losses) on investments	9,389	28,096	122,588	94,065	114,544	11,750

Net increase (decrease) in net assets resulting from operations	$10,897	$30,701	$140,623	$118,605	$126,219	$14,122

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2014

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
From operations:
Net investment income (loss)	$1,508	$2,605	$18,035	$24,540	$11,675	$2,372
Realized capital gains (losses) from investments	465	17,678	77,718	6,633	156,856	4,360
Realized capital gain distributions	574	8,083	28,173	374	1,232	21
Change in net unrealized appreciation (depreciation) from investments	8,350	2,335	16,697	87,058	(43,544)	7,369

Net increase (decrease) in net assets resulting from operations	10,897	30,701	140,623	118,605	126,219	14,122

From unit transactions:
Units sold	14,657	366,946	1,212,431	1,130,284	618,650	395,472
Units redeemed	(202)	(360,628)	(936,798)	(67,026)	(1,060,124)	(100,161)

Net increase (decrease) in net assets resulting from unit transactions	14,455	6,318	275,633	1,063,258	(441,474)	295,311

Total increase (decrease) in net assets	25,352	37,019	416,256	1,181,863	(315,255)	309,433

Net assets:
Beginning of year	262,341	690,144	2,682,328	1,531,435	2,626,846	1,167

End of year	$287,693	$727,163	$3,098,584	$2,713,298	$2,311,591	$310,600

Units outstanding beginning of year	22,428	56,470	211,103	117,143	196,002	100
Units sold	1,233	29,560	92,376	84,345	44,867	33,344
Units redeemed	(17)	(29,044)	(71,310)	(4,908)	(77,587)	(8,241)

Units outstanding end of year	23,644	56,986	232,169	196,580	163,282	25,203

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Period/Year Ended December 31, 2013

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030 ^
From operations:
Net investment income (loss)	$550	$509	$17,667	$10,343	$15,903	$(54)
Realized capital gains (losses) from investments	6,203	33,623	10,349	38,560	54,808	765
Realized capital gain distributions	3,973	7,849	15,088	389	—	*
Change in net unrealized appreciation (depreciation) from investments	158	2,748	168,355	98,356	248,616	41

Net increase (decrease) in net assets resulting from operations	10,884	44,729	211,459	147,648	319,327	752

From unit transactions:
Units sold	76,844	554,061	1,357,587	1,075,948	1,965,819	11,556
Units redeemed	(68,451)	(370,505)	(63,537)	(365,807)	(483,933)	(11,141)

Net increase (decrease) in net assets resulting from unit transactions	8,393	183,556	1,294,050	710,141	1,481,886	415

Total increase (decrease) in net assets	19,277	228,285	1,505,509	857,789	1,801,213	1,167

Net assets:
Beginning of year	243,064	461,859	1,176,819	673,646	825,633	—

End of year	$262,341	$690,144	$2,682,328	$1,531,435	$2,626,846	$1,167

Units outstanding beginning of year	21,684	40,637	103,161	58,845	71,748	—
Units sold	6,736	46,900	113,272	87,979	162,708	1,088
Units redeemed	(5,992)	(31,067)	(5,330)	(29,681)	(38,454)	(988)

Units outstanding end of year	22,428	56,470	211,103	117,143	196,002	100

*	Amount rounds to less than $1.00.
^	Commencement of Operations, January 3, 2013.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets
For the Period/Year Ended	Unit Value, Beginning of Period/Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations	Unit Value, End of Period/Year	Net Assets, End of Period/Year	Total Return *	Expenses (b)		Net Investment Income (Loss)		Portfolio Turnover
SPL Retirement Income
12/31/2014	$11.70	$0.06	$0.41	$0.47	$12.17	$287,693	4.02%	1.45%		0.54%		2%
12/31/2013	11.21	0.02	0.47	0.49	11.70	262,341	4.35	1.45		0.21		27
12/31/2012	10.51	0.11	0.59	0.70	11.21	243,064	6.67	1.45		1.01		26
12/31/2011	10.13	0.19	0.19	0.38	10.51	205,145	3.75	1.45		1.78		2
12/31/2010 ^	10.00	0.08	0.05	0.13	10.13	1,013	1.30	1.09	(c)(e)	9.33	(e)	—	(d)

SPL 2010
12/31/2014	12.22	0.04	0.50	0.54	12.76	727,163	4.41	1.45		0.35		50
12/31/2013	11.37	0.01	0.84	0.85	12.22	690,144	7.53	1.45		0.07		52
12/31/2012	10.47	0.38	0.52	0.90	11.37	461,859	8.55	1.45		3.46		1
12/31/2011	10.27	0.32	(0.12)	0.20	10.47	172,708	1.91	1.45		3.06		57
12/31/2010 ^	10.00	0.22	0.05	0.27	10.27	1,027	2.70	1.38	(c)(e)	25.24	(e)	—	(d)

SPL 2015
12/31/2014	12.71	0.08	0.56	0.64	13.35	3,098,584	5.04	1.45		0.61		16
12/31/2013	11.41	0.11	1.19	1.30	12.71	2,682,328	11.38	1.45		0.88		5
12/31/2012	10.39	0.20	0.82	1.02	11.41	1,176,819	9.78	1.45		1.80		6
12/31/2011	10.36	0.19	(0.16)	0.03	10.39	599,321	0.27	1.45		1.84		2
12/31/2010 ^	10.00	0.21	0.15	0.36	10.36	1,036	3.60	1.40	(c)(e)	24.46	(e)	—	(d)

SPL 2020
12/31/2014	13.07	0.16	0.57	0.73	13.80	2,713,298	5.58	1.45		1.21		2
12/31/2013	11.45	0.11	1.51	1.62	13.07	1,531,435	14.20	1.45		0.90		33
12/31/2012	10.34	0.03	1.08	1.11	11.45	673,646	10.74	1.45		0.24		92
12/31/2011	10.42	0.28	(0.36)	(0.08)	10.34	518,173	(0.82)	1.45		2.74		13
12/31/2010 ^	10.00	0.19	0.23	0.42	10.42	1,042	4.20	1.39	(c)(e)	22.06	(e)	—	(d)

SPL 2025
12/31/2014	13.40	0.07	0.69	0.76	14.16	2,311,591	5.63	1.45		0.48		27
12/31/2013	11.51	0.09	1.80	1.89	13.40	2,626,846	16.47	1.45		0.68		22
12/31/2012	10.30	0.43	0.78	1.21	11.51	825,633	11.69	1.45		3.83		92
12/31/2011	10.49	0.06	(0.25)	(0.19)	10.30	83,974	(1.79)	1.45		0.54		171
12/31/2010 ^	10.00	0.19	0.30	0.49	10.49	1,049	4.90	1.40	(c)(e)	21.77	(e)	—	(d)

SPL 2030
12/31/2014	11.67	0.11	0.54	0.65	12.32	310,600	5.65	1.45		0.91		39
12/31/2013 ^^	10.00	(0.11)	1.78	1.67	11.67	1,167	16.65	1.44	(c)(e)	(1.02	)(e)	207

*	Return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
^	Commencement of Operations was December 1, 2010. Total return not annualized.
^^	Commencement of Operations was January 3, 2013. Total return and Portfolio turnover not annualized.
(a)	Calculated based upon average accumulation units outstanding.
(b)	Ratios exclude expenses incurred by the underlying Vanguard Fund.
(c)	Actual expense ratio experienced is not equal to the contracted ratio for each Fund of 1.45% due to rounding.
(d)	Portfolio turnover is zero due to only having an initial investment of seed money.
(e)	Annualized.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Separate Account VA FF (the “Separate Account”) is a separate investment account established on September 1, 2010, by Transamerica Life Insurance Company, Inc. (“TLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), under the laws of the State of Iowa. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands, which is a publicly traded international insurance group.

The Separate Account is registered with the Securities and Exchange Commission and operates as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The Separate Account holds assets that are segregated from all of TLIC’s other assets and, at present, is used as a funding vehicle under certain tax-deferred annuity contracts issued by TLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TLIC is the legal holder of the assets in the Separate Account.

The Separate Account commenced operations on December 1, 2010. At December 31, 2014, there were six Subaccounts within the Separate Account available to contractholders of Group Plans: SecurePath for Life Retirement Income (“SPL Retirement Income”), SecurePath for Life 2010 (“SPL 2010”), SecurePath for Life 2015 (“SPL 2015”), SecurePath for Life 2020 (“SPL 2020”), SecurePath for Life 2025 (“SPL 2025”) and SecurePath for Life 2030 (“SPL 2030”) (collectively, the “Subaccounts”). SPL 2030 commenced operations on January 3, 2013. Each Subaccount invests in one of a series of Vanguard Target Retirement Funds (the “Target Retirement Funds”), which are mutual funds offered through the Vanguard Group, Inc. The financial statements of the Target Retirement Funds should be read in conjunction with the Separate Account’s financial statements.

Subaccount	Underlying Investment
SPL Retirement Income	Vanguard Target Retirement Income Fund, Investor Class
SPL 2010	Vanguard Target Retirement 2010 Fund, Investor Class
SPL 2015	Vanguard Target Retirement 2015 Fund, Investor Class
SPL 2020	Vanguard Target Retirement 2020 Fund, Investor Class
SPL 2025	Vanguard Target Retirement 2025 Fund, Investor Class
SPL 2030	Vanguard Target Retirement 2030 Fund, Investor Class

From time to time, the Subaccounts may have a concentration of several contractholders holding a significant percentage of units outstanding. Investment activities of these unit holders could have a material impact on the Subaccounts.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance ASU 2013-08. The following is a summary of significant accounting policies consistently followed by the Separate Account.

Security Transactions: The investments in the Target Retirement Funds are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (the “NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Target Retirement Funds can be found in the Target Retirement Funds’ Notes to Financial Statements.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Income: Dividend income from the investment in the Target Retirement Funds is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividends received from the Target Retirement Fund investments are reinvested to purchase additional mutual fund shares.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of business of the NYSE. Contractholders may contribute or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

Federal Income Taxes: The operations of the Separate Account form a part of, and are taxed with, the operations of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). TLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains or unrealized attributable to the Separate Account. Based upon this expectation, no charges are currently being deducted from the Separate Account for federal income tax purposes. TLIC identifies its major tax jurisdictions as US Federal, all states except New York, the District of Columbia and the territories of Guam, Puerto Rico and the Virgin Islands

The Separate Account recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, the Separate Account recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated the Separate Account’s tax provisions taken for all open tax years 2011-2013, as 2014 has not yet been filed, and has concluded that no provision for income tax is required in Separate Account’s financial statements.

NOTE 2. SECURITY VALUATIONS

All investments in securities, including mutual funds, are recorded at their estimated fair value. The value of the investment in each Target Retirement Fund is valued at the net asset value per share at the close of business of the NYSE, normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Investment company securities are valued at the net asset value of the underlying portfolio. These mutual funds are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Transfers between levels, if any, are considered to have occurred at the end of the reporting period. There were no transfers into or out of any levels described above during the year ended December 31, 2014.

NOTE 3. FEES

Daily charges to each Subaccount for the Guaranteed Income Benefit Charge paid to TLIC were computed at the annual rate of 0.90%; however, TLIC reserves the right to charge maximum fees of 1.40% upon 90 days’ prior written notice. Daily charges to each Subaccount for mortality and expense risk fees payable to TLIC were computed at an annual rate of 0.10%. Daily charges to each Subaccount for administrative fees payable to TLIC were computed at an annual rate of 0.45%. Total annual expenses for each Subaccount are currently 1.45%.

TLIC reserves the right to deduct an annual contract charge from a contractholder’s account to reimburse TLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TLIC has no present intention to impose such a charge, but may do so in the future. Any such annual charge will not exceed $50.

The value of the assets in each Subaccount reflects the fees and expenses paid by the underlying Target Retirement Fund, including investment advisory fees and other expenses.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
SPL Retirement Income	$20,783	$4,200
SPL 2010	388,510	371,563
SPL 2015	788,694	466,235
SPL 2020	1,136,087	46,298
SPL 2025	666,867	1,095,707
SPL 2030	401,629	103,524

At December 31, 2014, SPL Retirement Income, SPL 2010, SPL 2015, SPL 2020, SPL 2025 and SPL 2030 held 22,314, 27,664, 202,915, 95,462, 140,025 and 10,710 shares of their corresponding Target Retirement Fund investments, respectively. The Target Retirement Funds each invest in an array of other Vanguard fund investments (“Underlying Funds”) at the Underlying Funds’ net asset values on valuation date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and Contractholders of

Separate Account VA FF:

We have audited the accompanying statements of assets and liabilities of Separate Account VA FF (comprising, respectively, SecurePath for Life Retirement Income, SecurePath for Life 2010, SecurePath for Life 2015, SecurePath for Life 2020, SecurePath for Life 2025 and SecurePath for Life 2030) (collectively, the “Subaccounts”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the transfer agent and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned six Subaccounts of Separate Account VA FF at December 31, 2014, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2015

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2014, 2013 and 2012

Transamerica Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2014, 2013 and 2012

Independent Auditor’s Report

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2014, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2015

2

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company, which comprise the balance sheet as of December 31, 2013 and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

3

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2013, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2013 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

April 25, 2014

4

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2014	2013
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$3,166,261	$1,987,142
Bonds:
Affiliated entities	69,250	34,550
Unaffiliated entities	34,373,251	36,152,281
Preferred stocks:
Affiliated entities	7,162	7,162
Unaffiliated entities	114,030	132,631
Common stocks:
Affiliated entities (cost: 2014—$1,178,332; 2013—$952,237)	1,818,833	1,453,290
Unaffiliated entities (cost: 2014—$118,570; 2013—$124,346)	134,459	174,006
Mortgage loans on real estate	5,397,131	5,636,535
Real estate, at cost less accumulated depreciation (2014—$40,583; 2013—$37,450)
Home office properties	66,132	68,008
Investment properties	7,255	6,599
Properties held for sale	6,465	3,841
Policy loans	656,132	687,569
Receivables for securities	3,126	135
Securities lending reinvested collateral assets	2,858,180	3,182,425
Derivatives	1,033,680	364,307
Collateral balance	413	6,626
Other invested assets	1,668,627	2,017,036

Total cash and invested assets	51,380,387	51,914,143
Accrued investment income	438,632	451,834
Cash surrender value of life insurance policies	333,249	325,576
Premiums deferred and uncollected	176,665	130,831
Current federal income tax recoverable	—	71,861
Net deferred income tax asset	663,621	621,446
Reinsurance receivable	239,493	140,529
Receivable from parent, subsidiaries and affiliates	154,966	30,968
Accounts receivable	246,496	276,529
General agents pension fund	50,472	49,480
Reinsurance deposit receivable	190,564	178,513
Amounts incurred under modified coinsurance agreement	13,259	23,764
Goodwill	13,269	20,484
Other assets	10,815	19,945
Separate account assets	70,574,605	61,020,160

Total admitted assets	$124,486,493	$115,276,063

5

	December 31
	2014	2013
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$14,987,579	$15,230,889
Annuity	16,342,622	15,055,747
Accident and health	3,959,873	3,813,084
Policy and contract claim reserves:
Life	271,623	265,018
Accident and health	207,826	177,536
Liability for deposit-type contracts	3,057,054	3,722,996
Other policyholders’ funds	20,169	21,462
Federal income taxes payable	9,953	—
Municipal reverse repurchase agreements	89,271	88,979
Remittances and items not allocated	296,015	421,501
Case level liability	1,858	2,685
Payable for derivative cash collateral	1,244,697	385,440
Asset valuation reserve	725,110	858,072
Interest maintenance reserve	1,079,338	787,475
Funds held under reinsurance treaties	2,762,550	5,363,800
Reinsurance in unauthorized reinsurers	281	445
Commissions and expense allowances payable on reinsurance assumed	30,545	39,546
Payable to parent, subsidiaries and affiliates	9,820	20,926
Payable for securities	1,638	16,680
Payable for securities lending	2,858,180	3,182,425
Borrowed money	458,456	209,442
Transfers from separate accounts due or accrued (including $(1,540,831) and $(1,230,598) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2014 and 2013, respectively)	(1,542,561)	(1,206,171)
Amounts withheld or retained	193,645	184,022
Derivatives	725,892	794,550
Other liabilities	395,022	201,421
Separate account liabilities	70,464,700	60,920,240

Total liabilities	118,651,156	110,558,210
Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2014 and 2013	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value—$58,000) at December 31, 2014 and 2013; Series B, $10 per share par value, 250,000 shares authorized, 117,154 shares issued and 117,154 shares outstanding (total liquidation value -$1,171,540) at December 31, 2014 and 2013	1,597	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2014 and 2013	(58,000)	(58,000)
Surplus notes	150,000	150,000
ACA section 9010 estimated assessment	(568)	—
Paid-in surplus	3,380,503	3,374,951
Unassigned surplus	2,355,043	1,242,543

Total capital and surplus	5,835,337	4,717,853

Total liabilities and capital and surplus	$124,486,493	$115,276,063

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$2,296,846	$1,281,088	$1,147,190
Annuity	16,651,064	13,493,424	9,948,086
Accident and health	(3,121,087)	760,723	711,538
Net investment income	2,282,489	2,394,136	2,729,527
Amortization of interest maintenance reserve	36,327	43,674	31,284
Commissions and expense allowances on reinsurance ceded	62,572	555,759	504,373
Income from fees associated with investment management, administration and contract guarantees for separate accounts	978,879	759,484	603,433
Reserve adjustment on reinsurance ceded	3,765,251	(82,824)	(2,160,914)
IMR adjustment due to reinsurance	—	(1,535)	63,262
Consideration received on reinsurance recapture and novations	176,620	244,825	43,455
Income from administrative service agreement with affiliate	124,653	96,209	74,457
Other income	95,449	100,385	72,054

	23,349,063	19,645,348	13,767,745
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,255,297	1,106,251	940,593
Accident and health benefits	592,908	534,396	494,903
Annuity benefits	1,088,046	1,061,005	1,067,932
Surrender benefits	7,878,481	6,567,152	5,930,279
Other benefits	132,688	163,164	195,827
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(218,561)	406,341	18,775
Annuity	1,287,317	(811,515)	(770,871)
Accident and health	146,789	134,648	150,798

	12,162,965	9,161,442	8,028,236
Insurance expenses:
Commissions	1,439,187	1,273,297	1,094,907
General insurance expenses	796,637	742,876	660,695
Taxes, licenses and fees	120,116	89,585	89,428
Net transfers to separate accounts	8,510,556	7,252,579	3,033,966
Change in case level liability	(827)	(1,011)	(1,284)
Consideration paid on reinsurance recapture transactions	67,769	—	—
Reinsurance transaction—modco reserve adjustment on reinsurance assumed	(243,577)	(234,885)	(205,194)
Other expenses	299,801	301,162	46,754

	10,989,662	9,423,603	4,719,272

Total benefits and expenses	23,152,627	18,585,045	12,747,508

Gain from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments	$196,436	$1,060,303	$1,020,237

7

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Dividends to policyholders	$8,045	$8,579	$8,651

Gain from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	188,391	1,051,724	1,011,586
Federal income tax expense (benefit)	236,081	(288,531)	(162,504)

(Loss) Gain from operations before net realized capital gains (losses) on investments	(47,690)	1,340,255	1,174,090
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	281,244	(1,282,720)	(382,526)

Net income	$233,554	$57,535	$791,564

See accompanying notes.

8

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2012	$6,762	$1,597	$(58,000)	$432,568	$150,000	$3,326,311	$1,262,404	$5,121,642
Net Income	—	—	—	—	—	—	791,564	791,564
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	2	2
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	9,563	9,563
Change in net deferred income tax asset	—	—	—	—	—	—	(105,935)	(105,935)
Change in other nonadmitted assets	—	—	—	—	—	—	49,645	49,645
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	9,087	9,087
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	973	973
Change in asset valuation reserve	—	—	—	—	—	—	(36,401)	(36,401)
Change in surplus in separate accounts	—	—	—	—	—	—	8,197	8,197
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(34,731)	(34,731)
Dividends to stockholders	—	—	—	—	—	—	(300,000)	(300,000)
Correction of error—IMR adjustment	—	—	—	—	—	—	(8,889)	(8,889)
Correction of error—claim waiver adjustment	—	—	—	—	—	—	(20,341)	(20,341)
Correction of error—reinsurance IMR gain deferral	—	—	—	—	—	—	(33,567)	(33,567)
Change in admitted deferred tax asset pursuant to SSAP No. 101	—	—	—	(432,568)	—	—	432,568	—
Long-term incentive compensation	—	—	—	—	—	19,754	—	19,754

Balance at December 31, 2012	$6,762	$1,597	$(58,000)	$—	$150,000	$3,346,065	$2,024,139	$5,470,563

9

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2012	$6,762	$1,597	$(58,000)	$150,000	$3,346,065	$2,024,139	$5,470,563
Net income	—	—	—	—	—	57,535	57,535
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(332,167)	(332,167)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	(12,070)	(12,070)
Change in net deferred income tax asset	—	—	—	—	—	32,931	32,931
Change in other nonadmitted assets	—	—	—	—	—	(252,549)	(252,549)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	68	68
Change in asset valuation reserve	—	—	—	—	—	57,808	57,808
Change in surplus in separate accounts	—	—	—	—	—	23,962	23,962
Change in surplus as a result of reinsurance	—	—	—	—	—	(172,114)	(172,114)
Dividends to stockholders	—	—	—	—	—	(150,000)	(150,000)
Correction of error—AG 38 reserve adjustment	—	—	—	—	—	(35,000)	(35,000)
Long-term incentive compensation	—	—	—	—	28,886	—	28,886

Balance at December 31, 2013	$6,762	$1,597	$(58,000)	$150,000	$3,374,951	$1,242,543	$4,717,853

10

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2013	$6,762	$1,597	$(58,000)	$—	$150,000	$3,374,951	$1,242,543	$4,717,853
Net income	—	—	—	—	—	—	233,554	233,554
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	898,746	898,746
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	(11,686)	(11,686)
Change in net deferred income tax asset	—	—	—	—	—	—	(296,283)	(296,283)
Change in other nonadmitted assets	—	—	—	—	—	—	339,334	339,334
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	164	164
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	24,749	24,749
Change in asset valuation reserve	—	—	—	—	—	—	132,962	132,962
Change in surplus in separate accounts	—	—	—	—	—	—	10,402	10,402
Change in surplus as a result of reinsurance	—	—	—	—	—	—	233,782	233,782
ACA section 9010 estimated assessment	—	—	—	(568)	—	—	568	—
Dividends to stockholders	—	—	—	—	—	—	(400,000)	(400,000)
Correction of error—reinsurance adjustment	—	—	—	—	—	—	(53,792)	(53,792)
Long-term incentive compensation	—	—	—	—	—	5,552	—	5,552

Balance at December 31, 2014	$6,762	$1,597	$(58,000)	$(568)	$150,000	$3,380,503	$2,355,043	$5,835,337

See accompanying notes.

11

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Operating activities
Premiums collected, net of reinsurance	$15,777,234	$15,526,495	$11,814,188
Net investment income received	2,274,178	2,401,849	2,671,763
Miscellaneous income (expense)	5,244,111	1,257,207	(976,256)
Benefit and loss related payments	(10,886,748)	(9,398,383)	(8,664,812)
Net transfers to separate accounts	(8,823,507)	(5,937,543)	(4,796,312)
Commissions, expenses paid and aggregate write-ins for deductions	(1,298,584)	(4,150,135)	(278,351)
Dividends paid to policyholders	(8,250)	(8,782)	(9,263)
Federal and foreign income taxes recovered	(268,154)	152,345	188,989

Net cash provided by (used in) operating activities	2,010,280	(156,947)	(50,054)
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	7,978,775	7,346,483	10,121,509
Common stocks	66,692	65,723	52,538
Preferred stocks	38,754	13,742	59,805
Mortgage loans	1,018,215	1,070,214	1,468,644
Real estate and properties held for sale	3,441	3,900	19,355
Other invested assets	631,172	599,468	486,960
Receivable for securities	—	10,656	24,450
Securities lending reinvested collateral assets	324,244	—	1,360,086
Derivatives	255,580	—	—
Miscellaneous proceeds	64,538	24,164	27,906

Total investment proceeds	10,381,411	9,134,350	13,621,253
Costs of investments acquired:
Bonds	(5,926,199)	(6,800,695)	(6,763,489)
Common stocks	(287,009)	(11,041)	(59,779)
Preferred stocks	(19,994)	(36,314)	(25,851)
Mortgage loans	(788,162)	(956,947)	(373,806)
Real estate and properties held for sale	(5,716)	(2,998)	(2,894)
Other invested assets	(181,217)	(191,522)	(251,237)
Payable for securities	(18,033)	—	—
Derivatives	—	(1,312,329)	(508,177)
Securities lending reinvested collateral assets	—	(1,022,207)	—
Miscellaneous applications	(49,869)	(816)	(1,666)

Total cost of investments acquired	(7,276,199)	(10,334,869)	(7,986,899)
Net decrease in policy loans	31,436	21,225	18,890

Net cost of investments acquired	(7,244,763)	(10,313,644)	(7,968,009)

Net cash provided by (used in) investing activities	3,136,648	(1,179,294)	5,653,244

12

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Financing and miscellaneous activities
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	$(625,338)	$(1,558,971)	$(825,256)
Net change in:
Borrowed funds	248,257	123,544	85,269
Funds held under reinsurance treaties with unauthorized reinsurers	(2,874,426)	(737,894)	(2,057,558)
Receivable from parent, subsidiaries and affiliates	(123,998)	20,278	102,917
Payable to parent, subsidiaries and affiliates	(11,106)	13,681	(235,867)
Payable for securities lending	(324,244)	1,022,207	(1,360,086)
Other cash provided	157,727	205,732	257,041
Dividends paid to stockholders	(400,000)	(150,000)	(300,000)
Capital contribution received	(14,681)	(1,296)	—

Net cash used in financing and miscellaneous activities	(3,967,809)	(1,062,719)	(4,333,540)

Net increase (decrease) in cash, cash equivalents and short-term investments	1,179,119	(2,398,960)	1,269,650
Cash, cash equivalents and short-term investments:
Beginning of year	1,987,142	4,386,102	3,116,452

End of year	$3,166,261	$1,987,142	$4,386,102

See accompanying notes.

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC (AEGON) (25.99% of preferred shares) and Transamerica International Holdings, Inc. (TIHI) (100% of common shares). TIHI is a direct, wholly owned subsidiary of AEGON. Both Transamerica Corporation and AEGON are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third party pricing

14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective

15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under NAIC SAP.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and

17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreement whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax

18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company is restricted to trading Primus Guaranty, Ltd (Primus) a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The Company’s interest in Primus does not meet the definition of an affiliate, and is therefore accounted for as an unaffiliated common stock investment. The carrying amount in Primus, which is carried at fair value, as of December 31, 2014 and 2013 was $1,242 and $45,463, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. Tax credits are carried at amortized cost. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2014 and 2013, the Company excluded investment income due and accrued of $1,819 and $1,393, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to an equity or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Collars are used in the asset/liability management process to mitigate the residual risk created when the company has issued minimum guarantee insurance contracts linked to an index. These collars are similar to options where the underlying index provides for the market value movements. The collars do not accrue interest. Typically, no cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Collars that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Collars that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. Collars only pertain to positions held as of December 31, 2013.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaption, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is amortized throughout the life of the swaption. These swaptions are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company holds some warrants linked to an Argentina Government GDP as part of an authorized workout from the Argentina Brady Bonds. The Company was put into these warrants and did not voluntarily convert into these types of instruments. The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $13,127,468, $12,450,327 and $9,341,436 in 2014, 2013 and 2012, respectively. In addition, the Company received $978,879, $759,484 and $603,433 in 2014, 2013 and 2012, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

During 2012, the Company reported a decrease in reserves, net of reinsurance, on account of a change in valuation basis of $1,381 due to changing from the 1980 CSO mortality table to the minimum valuation standard of the 2001 CSO mortality table for a block of joint life universal life with secondary guarantee policies. Partially offsetting this decrease was a $408 increase in reserves on account of a change in valuation basis due to coding in the reserve valuation system reserves which had been held constant since 2008 for paid-up additions on a block of participating policies. The net decrease in reserves of $973 due to the changes in valuation bases has been credited directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2014
2014	$—	$619,329	$186,986	$432,343
2013 and prior	1,068,760	26,972	375,632	720,100

	1,068,760	$646,301	$562,618	1,152,443

Active life reserve	2,921,860			3,015,256

Total accident and health reserves	$3,990,620			$4,167,699

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2013
2013	$—	$562,502	$173,599	$388,903
2012 and prior	1,016,235	16,100	352,478	679,857

	1,016,235	$578,602	$526,077	1,068,760

Active life reserve	2,831,418			2,921,860

Total accident and health reserves	$3,847,653			$3,990,620

The Company’s unpaid claims reserve was increased by $26,972 and $16,100 for the years ended December 31, 2014 and 2013, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2014 and 2013 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $29,942 and $27,677, respectively. The Company incurred $21,364 and paid $19,100 of claim adjustment expenses during 2014, of which $12,246 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $16,738 and paid $15,349 of claim adjustment expenses during 2013, of which $10,398 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2014 or 2013.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an accrued expense in the amount of $5,552, $28,886 and $19,754 for the years ended December 31, 2014, 2013 and 2012, respectively.

Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision had no impact to the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised (SSAP No. 35R), were moved to this SSAP. The adoption of this standard had no material impact on the Company’s financial position or results of operations.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard had no material impact on the Company’s financial position or results of operations.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of this revision did not impact the Company’s financial position or results of operations.

Effective December 31, 2013 the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, which incorporated subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the Company’s financial position or results of operations as revisions relate to disclosures only. See Note 15 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89, Accounting for Pensions, A Replacement of SSAP No. 8. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other post retirement plans as sponsored by AEGON.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $432,568 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

Effective January 1, 2015 the Company will adopt guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance is expected to be immaterial to the financial position and results of operation of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The State of Iowa has adopted a prescribed practice that differs from that found in the NAIC SAP related to the admission of a parental guarantee in the equity value calculation of TLIC Riverwood Reinsurance, Inc. (TRRI), a wholly owned subsidiary of the Company. As prescribed by Iowa Administrative Code 191-99.11(5), the Company is entitled to value its ownership in TRRI at a value equal to the audited statutory surplus of TRRI, which includes the parental guarantee provided by AEGON USA, LLC as an admissible asset, whereas SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 would not allow the admissibility of such an asset.

The Company, with the permission of the Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life insurance subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited foreign statutory equity, utilizing adjustments as outlined in SSAP No. 97.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2014	2013	2012
Net income, State of Iowa basis	$233,554	$57,535	$791,564
State prescribed practice for parental guarantee	—	—	—
State permitted practice for valuation of wholly-owned foreign life subsidiary	—	—	—

Net income, NAIC SAP	$233,554	$57,535	$791,564

Statutory surplus, State of Iowa basis	$5,835,337	$4,717,853	$5,470,563
State prescribed practice for parental guarantee	(817,285)	(751,027)	(724,720)
State permitted practice for valuation of wholly-owned foreign life subsidiary	62,284	51,123	42,539

Statutory surplus, NAIC SAP	$5,080,336	$4,017,949	$4,788,382

The Company previously disclosed a state prescribed practice for secondary guarantee reinsurance. The prescribed practice entitled the Company to take reserve credit for such reinsurance contracts in the amount equal to the portion of the reserves attributable to the secondary guarantee. As a result of the NAIC adopting Actuarial Guideline XXXXVIII (AG48) during 2014, the previously disclosed prescribed practice is no longer necessary.

3. Accounting Changes and Correction of Errors

During 2014, the Company discovered errors with certain components of the quarterly settlement statements related to the modified coinsurance treaty assumed from an affiliate, Western Reserve Life Assurance Co. of Ohio (WRL), resulting in incorrect cession amounts received by the Company since inception of the treaty effective December 31, 2010. The cumulative impact of the errors as of December 31, 2013 was an overstatement of capital and surplus of $53,792 after tax. This was corrected in 2014, and the Company reflected the impact of the correction as change in surplus within the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2013, the Company determined the correct data had not been utilized in the stand-alone asset adequacy analysis as defined under Actuarial Guideline XXXVIII section 8C (AG38 8C). The error resulted in an understatement of the additional asset adequacy reserve recorded at December 31, 2012 in the amount of $35,000. This was corrected in 2013, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of capital and surplus.

Effective December 16, 2011, the Company released an IMR liability associated with the block of business ceded to an unaffiliated entity on a coinsurance basis. Since the portion of the block of business ceded did not represent more than one percent of the Company’s general account liabilities, the IMR liability should not have been released when the reinsurance transaction was effected. The error resulted in an understatement of the IMR liability in the amount of $8,889. This was corrected in 2012, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of changes in capital and surplus.

Effective August 9, 2011, the Company released an IMR liability associated with a block of business retroceded to an unaffiliated entity. The gain on the release of the IMR liability should have been deferred through unassigned surplus but was instead included in the statements of operations. The error resulted in an overstatement of net income in the amount of $33,567. This was corrected in 2012, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of changes in capital and surplus. The offsetting adjustment is to the change in surplus as a result of reinsurance line within the statements of operations. There was no net impact to surplus as a result of this correction.

During 2012, the Company discovered an error in the calculation of waiver of premium reserves for long term care business due to the use of inaccurate premiums waived data. The error resulted in an understatement of reserves of $20,341 as of December 31, 2011. This has been reported as a correction of an error in the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Level	1—Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level	2—Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level	3— Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2014 and 2013, respectively:

	December 31 2014
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,374,197	$2,374,197	$—	$2,374,197	$—	$—
Short-term notes receivable from affiliates	645,800	645,800	—	645,800	—	—
Bonds	38,426,269	34,442,501	5,379,951	31,980,372	1,065,946	—
Preferred stocks, other than affiliates	120,456	114,030	—	110,026	10,430	—
Common stocks, other than affiliates	134,459	134,459	16,327	71	118,061	—
Mortgage loans on real estate	5,825,166	5,397,131	—	—	5,825,166	—
Other invested assets	174,914	149,814	—	155,996	18,918	—
Options	345,970	345,970	—	339,136	6,834	—
Interest rate swaps	742,981	620,611	—	658,317	84,664	—
Currency swaps	12,214	12,038	—	12,214	—	—
Credit default swaps	33,512	21,721	—	33,512	—	—
Equity swaps	33,340	33,340	—	33,340	—	—
Policy loans	656,132	656,132	—	656,132	—	—
Securities lending reinvested collateral	2,857,653	2,858,180	—	2,857,653	—	—
Receivable from parent, subsidiaries and affiliates	154,966	154,966	—	154,966	—	—
Separate account assets	70,625,626	70,565,310	66,458,566	4,150,359	16,701	—
Liabilities
Investment contract liabilities	14,646,293	13,622,398	—	294,740	14,351,553	—
Options	171,567	171,567	—	171,567	—	—
Interest rate swaps	(668,028)	292,496	—	(668,601)	573	—
Currency swaps	19,182	31,406	—	19,182	—	—
Credit default swaps	(18,900)	23,201	—	(18,900)	—	—
Equity swaps	207,222	207,222	—	207,222	—	—
Payable to parent, subsidiaries and affiliates	9,820	9,820	—	9,820	—	—
Separate account annuity liabilities	62,086,776	62,086,109	—	61,978,841	107,935	—
Surplus notes	168,825	150,000	—	168,825	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2013
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,045,232	$1,045,232	$—	$1,045,232	$—	$—
Short-term notes receivable from affiliates	788,088	788,088	—	788,088	—	—
Bonds	38,262,814	36,186,831	3,972,279	33,309,819	980,716	—
Preferred stocks, other than affiliates	133,646	132,631	—	123,216	10,430	—
Common stocks, other than affiliates	174,006	174,006	61,276	222	112,508	—
Mortgage loans on real estate	5,973,239	5,636,535	—	—	5,973,239	—
Other invested assets	172,399	160,190	—	162,183	10,216	—
Options	143,367	140,462	—	132,401	10,966	—
Interest rate swaps	192,151	143,061	—	192,151	—	—
Currency swaps	63,157	49,114	—	63,157	—	—
Credit default swaps	30,964	14,646	—	30,964	—	—
Equity swaps	17,024	17,024	—	17,024	—
Policy loans	687,569	687,569	—	687,569	—	—
Securities lending reinvested collateral	3,181,767	3,182,425	—	3,181,767	—	—
Receivable from parent, subsidiaries and affiliates	30,968	30,968	—	30,968	—	—
Separate account assets	61,043,535	61,020,158	57,359,585	3,632,927	51,023	—
Liabilities
Investment contract liabilities	14,083,069	12,886,932	—	345,969	13,737,100	—
Options	47,437	47,437	—	47,437	—	—
Interest rate swaps	39,264	475,857	—	(50,065)	89,329	—
Currency swaps	26,486	38,219	—	26,486	—	—
Credit default swaps	(15,305)	28,037	—	(15,305)	—	—
Equity swaps	205,000	205,000	—	205,000	—
Payable to parent, subsidiaries and affiliates	20,926	20,926	—	20,926	—	—
Separate account annuity liabilities	53,551,005	53,552,968	—	53,429,793	121,212	—
Surplus notes	160,790	150,000	—	160,790	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2014 and 2013:

	2014
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$22,955	$—	$22,955
Industrial and miscellaneous	4,440	35,938	21,823	62,201

Total bonds	4,440	58,893	21,823	85,156

Preferred stock
Industrial and miscellaneous	—	1,624	164	1,788

Total preferred stock	—	1,624	164	1,788

Common stock
Mutual funds	7,000	69	—	7,069
Industrial and miscellaneous	9,327	2	118,061	127,390

Total common stock	16,327	71	118,061	134,459

Short-term investments
Government	—	90,244	—	90,244
Industrial and miscellaneous	—	1,598,791	—	1,598,791
Mutual funds	—	655,515	—	655,515
Intercompany notes receivable	—	645,800	—	645,800
Sweep accounts	—	29,646	—	29,646

Total short-term investments	—	3,019,996	—	3,019,996

Securities lending reinvested collateral	—	2,847,473	—	2,847,473
Derivative assets	—	1,043,007	91,497	1,134,504
Separate account assets	66,433,326	3,006,090	7,905	69,447,321

Total assets	$66,454,093	$9,977,154	$239,450	$76,670,697

Liabilities:
Derivative liabilities	$—	$(408,272)	$573	$(407,699)
Separate account liabilities	6,198	2,086	—	8,284

Total liabilities	$6,198	$(406,186)	$573	$(399,415)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$20,830	$—	$20,830
Industrial and miscellaneous	—	90,121	7,084	97,205
Hybrid securities	—	12,046	—	12,046

Total bonds	—	122,997	7,084	130,081

Preferred stock
Industrial and miscellaneous	—	—	164	164

Total preferred stock	—	—	164	164

Common stock
Mutual funds	1,205	69	—	1,274
Industrial and miscellaneous	60,070	154	112,508	172,732

Total common stock	61,275	223	112,508	174,006

Short-term investments
Government	—	38,498	—	38,498
Industrial and miscellaneous	—	650,309	—	650,309
Mutual funds	—	343,231	—	343,231
Intercompany notes receivable	—	788,088	—	788,088
Sweep accounts	—	13,194	—	13,194

Total short-term investments	—	1,833,320	—	1,833,320

Securities lending reinvested collateral	—	3,169,626	—	3,169,626
Derivative assets	—	366,432	10,966	377,398
Separate account assets	57,334,188	3,014,655	43,120	60,391,963

Total assets	$57,395,463	$8,507,253	$173,842	$66,076,558

Liabilities:
Derivative liabilities	$—	$312,514	$89,329	$401,843
Separate account liabilities	8,054	5,147	—	13,201

Total liabilities	$8,054	$317,661	$89,329	$415,044

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Preferred stocks classified in Level 2 are valued using inputs from third party pricing services. Preferred stock in Level 3 is being internally calculated.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Common stock in Level 2 represents common stock being carried at book value and some warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services. The Level 3 derivative liability is a credit swap calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using broker quotes or internal modeling which utilize unobservable inputs.

During 2014 and 2013, there were no transfers between Level 1 and 2, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables summarizes the changes in assets and liabilities classified in Level 3 for 2014 and 2013:

	Beginning Balance at January 1, 2014	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Government	$—	$—	$—	$(10)	$10
RMBS	1,832	—	—	(49)	(309)
Other	5,252	24,080	—	(1,268)	(5,435)
Preferred stock	164	—	—	—	—
Common stock	112,508	151	371	(14)	7,908
Derivatives	(78,363)	—	—	—	181,963
Separate account assets	43,120	5,813	1,070	(42,227)	(61)

Total	$84,513	$30,044	$1,441	$(43,568)	$184,076

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2014
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	29	—	5	1,498
Other	104	26	—	2,434	20,325
Preferred stock	—	—	—	—	164
Common stock	—	—	2,121	—	118,061
Derivatives	56,599	—	—	69,275	90,924
Separate account assets	2,570	—	—	240	7,905

Total	$59,273	$55	$2,121	$71,954	$238,877

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Beginning Balance at January 1, 2013	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Government	$—	$78	$—	$(1)	$(77)
RMBS	2,192	—	88	(1,181)	913
Other	5,955	—	—	32	(1,823)
Preferred stock	—	—	—	—	—
Common stock	149,596	—	—	(83)	(44)
Derivatives	(20,355)	—	—	—	(111,102)
Separate account assets	807	—	758	43,120	(1)

Total	$138,195	$78	$846	$41,887	$(112,134)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2013
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	—	—	4	1,832
Other	141	1,975	159	869	5,252
Preferred stock	164	—	—	—	164
Common stock	103	—	34,101	2,963	112,508
Derivatives	(5,327)	3,990	—	(54,431)	(78,363)
Separate account assets	—	—	—	48	43,120

Total	$(4,919)	$5,965	$34,260	$(50,547)	$84,513

(a)	Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributed to securities being carried at amortized cost at December 31, 2013 and 2012, subsequently being carried at fair value during 2014 and 2013. In addition, transfers in for bonds were the result of securities being valued using vendor inputs as of December 31, 2012, subsequently changing to being valued using internal models during 2013.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2013.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Transfers in for common stock were attributable to securities being valued using third party vendor inputs at December 31, 2013, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2014.

Transfers out for common stock were attributed to securities being valued using internal models at December 31, 2013, subsequently changing to being valued using current observable market values, thus causing the transfer out of Level 3 during 2014.

Transfers in for separate account assets were attributable to securities being valued using third party vendor inputs at December 31, 2013, subsequently changing to being valued using internal models during 2014.

Transfers out for separate account assets were attributable to securities being valued using internal models at December 31, 2013, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2014. In addition, transfers out for separate account bonds were attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2013.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2014, the Company has several parcels of land that it is exploring the sale of. Therefore, these properties are carried at fair value less cost to sell, which amounts to $4,120. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2014.

The Company also had parcels of land that were held for sale as of December 31, 2013. Fair value less cost to sell of these properties was $1,496. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2013.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2014
Unaffiliated bonds:
United States Government and agencies	$4,321,770	$751,304	$4,289	$397	$5,068,388
State, municipal and other government	691,801	56,526	15,156	2,070	731,101
Hybrid securities	407,776	25,283	27,244	1,126	404,689
Industrial and miscellaneous	21,004,271	3,081,014	35,265	63,004	23,987,016
Mortgage and other asset-backed securities	7,947,633	454,420	231,963	4,265	8,165,825

	34,373,251	4,368,547	313,917	70,862	38,357,019
Unaffiliated preferred stocks	114,030	11,435	4,611	398	120,456

	$34,487,281	$4,379,982	$318,528	$71,260	$38,477,475

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$3,609,781	$169,035	$105	$104,231	$3,674,480
State, municipal and other government	805,302	42,366	8,654	18,882	820,132
Hybrid securities	451,745	18,192	33,493	1,731	434,713
Industrial and miscellaneous	21,678,122	2,190,512	57,284	143,834	23,667,514
Mortgage and other asset-backed securities	9,607,331	437,922	345,544	71,558	9,628,151

	36,152,281	2,858,027	445,080	340,236	38,224,990
Unaffiliated preferred stocks	132,631	8,167	5,318	1,834	133,646

	$36,284,912	$2,866,194	$450,398	$342,070	$38,358,636

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 428 and 374 securities with a carrying amount of $3,449,792 and $3,611,683 and an unrealized loss of $318,528 and $450,398 with an average price of 90.8 and 87.5 (fair value/amortized cost). Of this portfolio, 79.2% and 64.6% were investment grade with associated unrealized losses of $186,121 and $245,895, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 405 and 950 securities with a carrying amount of $1,995,873 and $7,498,242 and an unrealized loss of $71,260 and $342,071 with an average price of 96.4 and 95.4 (fair value/amortized cost). Of this portfolio, 74.5% and 95.3% were investment grade with associated unrealized losses of $47,297 and $322,110, respectively.

At December 31, 2014 and 2013, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2 and 3 securities with a cost of $1 and $15 and an unrealized loss of $1 and $10 with an average price of 4.8 and 33.4 (fair value/cost).

At December 31, 2014 and 2013, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 3 and 6 securities with a cost of $9,347 and $1,448 and an unrealized loss of $562 and $9 with an average price of 94.0 and 99.4 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2014 and 2013 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2014
Unaffiliated bonds:
United States Government and agencies	$204,230	$55,675	$259,905
State, municipal and other government	50,906	36,886	87,792
Hybrid securities	95,796	29,948	125,744
Industrial and miscellaneous	924,632	1,395,201	2,319,833
Mortgage and other asset-backed securities	1,842,824	398,459	2,241,283

	3,118,388	1,916,169	5,034,557
Unaffiliated preferred stocks	12,876	8,445	21,321
Unaffiliated common stocks	—	8,785	8,785

	$3,131,264	$1,933,399	$5,064,663

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$5,544	$1,768,737	$1,774,281
State, municipal and other government	34,613	263,662	298,275
Hybrid securities	145,220	59,006	204,226
Industrial and miscellaneous	657,577	3,483,083	4,140,660
Mortgage and other asset-backed securities	2,297,319	1,552,422	3,849,741

	3,140,273	7,126,910	10,267,183
Unaffiliated preferred stocks	21,013	29,262	50,275
Unaffiliated common stocks	5	1,439	1,444

	$3,161,291	$7,157,611	$10,318,902

The carrying amount and estimated fair value of bonds at December 31, 2014, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$1,321,602	$1,359,979
Due after one year through five years	6,600,762	7,098,863
Due after five years through ten years	5,377,325	5,775,791
Due after ten years	13,125,929	15,956,561

	26,425,618	30,191,194
Mortgage and other asset-backed securities	7,947,633	8,165,825

	$34,373,251	$38,357,019

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

The following structured notes were held at December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
912810QV3	$14,974	$14,539	$15,482	NO
912810RA8	622,497	729,708	636,538	NO

Total	$637,471	$744,247	$652,020

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2014, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $927,139 and a carrying value of $1,076,802, resulting in a gross unrealized loss of $149,662. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The Company’s RMBS includes prime jumbo pass-throughs and collateralized mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS, government sponsored enterprise (GSE) guaranteed pass-throughs and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn in the United States that started in 2007. The housing market in the United States has shown signs of improvement as evidenced by rising home prices and sales volume. Positive trends in the housing market have led to improvements in borrower delinquencies and prepayment rates as well as liquidation timelines. Loss severities on liquidated properties remain elevated for subprime loans but are starting to show signs of improvement for other RMBS sectors. The improving home prices and credit performance led to credit spread tightening across the asset class.

All RMBS of AEGON are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. AEGON’S RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2014.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 and 2012 respectively. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2014.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2014
OTTI recognized 4th quarter:
Intent to sell	$17,618	$1,513	$—	$16,105

Total 4th quarter OTTI on loan-backed securities	17,618	1,513	—	16,105

Aggregate total	$17,618	$1,513	$—	$16,105

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost
	Before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$91,982	$3,445	$88,537	$55,150
2nd quarter present value of cash flows expected to be less than the amortized cost basis	267,992	4,850	263,142	212,089
3rd quarter present value of cash flows expected to be less than the amortized cost basis	459,548	46,113	413,435	325,095
4th quarter present value of cash flows expected to be less than the amortized cost basis	95,282	4,776	90,506	83,684

Aggregate total	$914,804	$59,184	$855,620	$676,018

	Amortized Cost
	Before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$351,042	$12,627	$338,415	$256,977
2nd quarter present value of cash flows expected to be less than the amortized cost basis	145,924	5,514	140,410	109,898
3rd quarter present value of cash flows expected to be less than the amortized cost basis	212,457	22,867	189,590	151,843
4th quarter present value of cash flows expected to be less than the amortized cost basis	284,290	10,202	274,088	223,193

Aggregate total	$993,713	$51,210	$942,503	$741,911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost
	before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$357,700	$23,038	$334,662	$210,662
2nd quarter present value of cash flows expected to be less than the amortized cost basis	515,449	23,147	492,302	338,584
3rd quarter present value of cash flows expected to be less than the amortized cost basis	515,274	25,476	489,798	348,834
4th quarter present value of cash flows expected to be less than the amortized cost basis	154,272	7,923	146,349	96,789

Aggregate total	$1,542,695	$79,584	$1,463,111	$994,869

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2014, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
12668WAC1	9,365	8,837	528	8,837	8,971	1Q 2014
126694YJ1	96	62	34	62	89	1Q 2014
35729PPZ7	7,693	7,179	514	7,179	321	1Q 2014
39539KAF0	72	—	72	—	—	1Q 2014
52108HV84	736	558	178	558	468	1Q 2014
61915RCJ3	22,841	22,497	343	22,497	19,770	1Q 2014
83611MLS5	40,988	40,190	798	40,190	14,772	1Q 2014
86358EZU3	820	604	216	604	907	1Q 2014
22545DAH0	3,634	2,836	798	2,836	2,783	1Q 2014
45660LWD7	3,522	3,759	(237)	3,759	5,457	1Q 2014
3622ECAB2	2,002	1,813	189	1,813	1,482	1Q 2014
61753NAC4	214	202	12	202	131	1Q 2014
02146QAC7	29,972	29,972	—	29,972	27,695	2Q 2014
059494AA2	23,721	22,690	1,030	22,690	21,984	2Q 2014
12668WAC1	8,780	8,780	—	8,780	9,253	2Q 2014
22942KCA6	9,523	9,441	82	9,441	10,825	2Q 2014
23245CAF7	29	29	—	29	19	2Q 2014
3622NAAE0	33,472	33,400	72	33,400	27,677	2Q 2014
36245CAC6	524	522	1	522	309	2Q 2014
65536PAA8	234	226	8	226	181	2Q 2014
83611MLS5	40,153	39,706	447	39,706	14,325	2Q 2014
83611MMM7	6,440	6,250	190	6,250	1,552	2Q 2014
12667GCB7	9,175	9,098	78	9,098	7,725	2Q 2014
41161XAC0	50,928	49,550	1,379	49,550	42,435	2Q 2014
22545DAH0	2,806	2,168	638	2,168	2,535	2Q 2014
32113JAD7	766	697	69	697	526	2Q 2014
59020UTF2	130	127	3	127	268	2Q 2014
759950FJ2	659	599	60	599	709	2Q 2014
41161PPQ0	41,877	41,877	—	41,877	36,994	2Q 2014
3622ECAB2	1,781	1,779	2	1,779	1,524	2Q 2014
759950GA0	6,021	6,012	9	6,012	5,332	2Q 2014
07387BEG4	1,001	218	783	218	221	2Q 2014
02146QAC7	29,367	28,413	955	28,413	27,238	3Q 2014
045427AE1	8	6	2	6	803	3Q 2014
05948KL31	8,731	8,682	49	8,682	9,321	3Q 2014
126670ZN1	18,793	10,799	7,993	10,799	12,903	3Q 2014
12668WAC1	8,632	8,567	65	8,567	9,272	3Q 2014
14984WAA8	4,247	4,212	34	4,212	4,071	3Q 2014
23245CAF7	6	5	1	5	5	3Q 2014
24763LDE7	553	526	27	526	552	3Q 2014
35729PPC8	318	152	166	152	215	3Q 2014
35729PPZ7	7,143	3,423	3,720	3,423	2,489	3Q 2014
362341MC0	3,597	3,529	68	3,529	3,498	3Q 2014
36245CAC6	510	486	24	486	298	3Q 2014
41161MAC4	4,776	2,435	2,342	2,435	4,065	3Q 2014
52108HV84	544	402	142	402	427	3Q 2014
52522QAM4	64,251	64,213	38	64,213	57,226	3Q 2014
52524MAW9	6,442	6,412	30	6,412	6,068	3Q 2014
83611MLS5	119,030	97,909	21,121	97,909	43,586	3Q 2014
83611MMM7	18,734	14,805	3,929	14,805	4,650	3Q 2014
12667GCB7	8,865	8,865	—	8,865	7,705	3Q 2014

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
41161XAC0	98,122	97,026	1,096	97,026	83,945	3Q 2014
32113JAD7	2,042	1,623	419	1,623	1,564	3Q 2014
41161PPQ0	41,800	40,662	1,139	40,662	36,457	3Q 2014
32113JAC9	3,926	1,883	2,043	1,883	2,555	3Q 2014
61753NAC4	195	171	24	171	147	3Q 2014
759950FH6	2,280	1,915	365	1,915	1,708	3Q 2014
07387BEG4	617	506	111	506	558	3Q 2014
126673JD5	6,019	5,809	210	5,809	3,769	3Q 2014
126380AA2	6,551	6,486	65	6,486	6,489	4Q 2014
126673JD5	5,732	5,645	87	5,645	5,113	4Q 2014
14984WAA8	3,485	3,384	102	3,384	3,173	4Q 2014
22942KCA6	8,926	8,926	—	8,926	10,185	4Q 2014
362341MC0	1,794	1,664	130	1,664	1,854	4Q 2014
41161XAC0	3,291	2,240	1,051	2,240	2,864	4Q 2014
61753NAC4	167	164	3	164	142	4Q 2014
65536PAA8	221	214	7	214	164	4Q 2014
70557RAB6	22,122	21,122	1,000	21,122	15,833	4Q 2014
759950GY8	5,770	5,695	75	5,695	5,308	4Q 2014
83611MLS5	18,503	18,055	448	18,055	15,321	4Q 2014
86358EZU3	570	570	—	570	918	4Q 2014
20404#AC0	531	237	294	237	214	4Q 2014
52521BAD8	8,821	8,164	657	8,164	8,164	4Q 2014
12668WAU1	8,797	7,941	856	7,941	7,941	4Q 2014

			$59,184

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2014 and 2013 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2014
The aggregate amount of unrealized losses	$260,339	$5,040
The aggregate related fair value of securities with unrealized losses	1,893,449	404,489

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2013
The aggregate amount of unrealized losses	$431,297	$73,616
The aggregate related fair value of securities with unrealized losses	2,382,851	1,567,711

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Detail of net investment income is presented below:

	Year Ended December 31
	2014	2013	2012
Income:
Bonds	$1,718,834	$1,790,117	$1,905,410
Preferred stocks	8,510	7,675	9,320
Common stocks	29,486	11,539	168,713
Mortgage loans on real estate	343,735	386,189	411,742
Real estate	14,859	13,737	17,328
Policy loans	44,120	46,023	48,012
Cash, cash equivalents and short-term investments	3,066	4,148	7,509
Derivatives	183,316	159,548	197,183
Other invested assets	27,029	58,685	35,582
Other	16,874	22,891	34,107

Gross investment income	2,389,829	2,500,552	2,834,906
Less investment expenses	107,340	106,416	105,379

Net investment income	$2,282,489	$2,394,136	$2,729,527

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2014	2013	2012
Proceeds	$7,332,957	$6,198,656	$9,180,982

Gross realized gains	$401,537	$33,986	$292,804
Gross realized losses	(80,213)	(40,720)	(45,003)

Net realized capital gains (losses)	$321,324	$(6,734)	$247,801

The Company had gross realized losses for the years ended December 31, 2014, 2013 and 2012 of $80,226, $53,495 and $88,836, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2014	2013	2012
Bonds	$240,923	$(58,782)	$158,547
Preferred stocks	175	(1,447)	418
Common stocks	2	4,869	(621)
Mortgage loans on real estate	(5,749)	(9,397)	13,802
Real estate	2,334	(578)	7,190
Cash, cash equivalents and short-term investments	6	35	9
Derivatives	255,580	(1,312,329)	(508,177)
Other invested assets	234,848	141,926	112,293

	728,119	(1,235,703)	(216,539)
Federal income tax effect	(118,685)	(57,648)	(94,705)
Transfer to interest maintenance reserve	(328,190)	10,631	(71,282)

Net realized capital gains (losses) on investments	$281,244	$(1,282,720)	$(382,526)

At December 31, 2014 and 2013, the Company had recorded investments in restructured securities of $0 and $694, respectively. The capital gains (losses) taken as a direct result of restructures in 2014, 2013 and 2012 were $0, $(339) and $167, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses, were as follows:

	Change in Unrealized
	Year Ended December 31
	2014	2013	2012
Bonds	$35,378	$40,651	$108,175
Preferred stocks	(15)	36	3,957
Common stocks	(33,771)	(3,170)	21,290
Affiliated entities	139,449	21,826	(25,164)
Mortgage loans on real estate	(6,676)	1,106	6,270
Derivatives	785,644	(602,212)	(98,933)
Other invested assets	(14,844)	1,542	14,749

Change in unrealized capital gains/losses, before taxes	905,165	(540,221)	30,344
Taxes on unrealized capital gains/losses	(18,105)	195,984	(20,779)

Change in unrealized capital gains/losses, net of tax	$887,060	$(344,237)	$9,565

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The credit quality of mortgage loans by type of property for the year ended December 31, 2014 were as follows:

	Farm	Commercial	Total
AAA—AA	$—	$3,613,461	$3,613,461
A	46,673	1,512,316	1,558,989
BBB	—	101,706	101,706
BB	—	115,201	115,201
B	8,604	6,863	15,467

	$55,277	$5,349,547	$5,404,824

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2014, the Company issued mortgage loans with a maximum interest rate of 7.00% and a minimum interest rate of 3.61% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 79%. During 2013, the Company issued mortgage loans with a maximum interest rate of 5.30% and a minimum interest rate of 3.14% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 93%. During 2014, the Company reduced the interest rate by 2.0% on one outstanding mortgage loans with statement value of $2,163. During 2013, the Company reduced the interest rate by 0.6% on one outstanding mortgage with statement value of $6,009.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide the age analysis of mortgage loans aggregated by type:

December 31, 2014		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$55,277	$—	$—	$—	$5,251,928	$77,638	$5,384,843
(b) 30-59 Days Past Due	—	—	—	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—	644	—	644
(d) 90-179 Days Past Due	—	—	—	—	5,590	—	5,590
(e) 180+ Days Past Due	—	—	—	—	13,747	—	13,747

December 31, 2013		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$111,731	$—	$—	$—	$5,418,958	$77,348	$5,608,037
(b) 30-59 Days Past Due	—	—	—	—	29,515	—	29,515
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

At December 31, 2014 and 2013, one mortgage loan with a carrying value of $13,747 and $0 respectively, was non-income producing for the previous 180 days. There was no accrued interest related to this mortgage loan at December 31, 2014 or 2013. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2014 and 2013 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2014 and 2013, respectively, the Company held $20,080 and $36,266 in impaired loans with related allowance for credit losses of $7,693 and $1,017. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2014 and 2013, respectively. The average recorded investment in impaired loans during 2014 and 2013 was $36,356 and $40,771, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2014	2013	2012
Balance at beginning of period	$1,017	$2,124	$8,394
Additions, net charged to operations	11,962	11,193	500
Recoveries in amounts previously charged off	(5,286)	(12,300)	(6,770)

Balance at end of period	$7,693	$1,017	$2,124

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recognized $1,924, $2,571 and $2,879 of interest income on impaired loans. Interest income of $1,759, $2,710 and $2,971, respectively, was recognized on a cash basis for the years ended December 31, 2014, 2013 and 2012.

At December 31, 2014 and 2013, the Company held a mortgage loan loss reserve in the AVR of $55,448 and $73,275, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2014	2013		2014	2013
Pacific	26%	24%	Apartment	29%	24%
South Atlantic	24	26	Retail	29	28
Middle Atlantic	16	16	Office	22	25
Mountain	11	13	Industrial	12	14
E. North Central	8	8	Other	5	5
W. North Central	6	5	Medical	2	2
W. South Central	6	5	Agricultural	1	2
E. South Central	2	2
New England	1	1

At December 31, 2014, 2013 and 2012, the Company had mortgage loans with a total net admitted asset value of $88,102, $1,918 and $2,176, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2014, 2013 and 2012 related to such restructurings. At December 31, 2014 there was one commitment for $3,000 to lend additional funds to debtors owing receivables. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2013 or 2012, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2014, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships and limited liability companies during the statement period.

During 2013, the Company recorded an impairment of $2,335 for its investment in Iowa First Capital Fund, L.P. and $6,357 for its investment in VSS Communications Partnership IV, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund is not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.

During 2012, the Company recorded an impairment of $97 for its investment in Yucaipa Equity Partners, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund is not anticipated. The write-down is included in net realized capital gains (losses) within the statements of operations.

At December 31, 2014, the Company had ownership interests in thirty-eight LIHTC investments. The remaining years of unexpired tax credits ranged from one to ten, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2015 to 2029 is $1,771. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2013, the Company had ownership interests in forty-four LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2014 to 2029 is $3,621. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2014 and 2013:

Description of State Transferable and Non-transferable		December 31, 2014
Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$1,852
Economic Redevelopment and Growth Tax Credits	NJ	—	13,491

Total		$—	$15,343

Description of State Transferable and Non-transferable		December 31, 2013
Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,133	$3,384

Total		$1,133	$3,384

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2015 to 2025.

The Company had no non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $2,288,802 and $961,597, respectively.

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $831,829 and $817,818, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2014 and 2013, the Company has recorded $226,649 and ($597,943), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2014 and 2013 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company did not recognize any income from options contracts for the years ended December 31, 2014, 2013 or 2012.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $0, $2,551 and $0, respectively, in capital gains (losses) related to call option transactions.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $0, $0 and $(226), respectively, in capital gains (losses) related to put option transactions.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $0, $(181,425) and $0, respectively, in capital gains (losses) related to collar option transactions.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 29 years for forecasted hedge transactions.

At December 31, 2014 and 2013, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2014 and 2013, the Company has accumulated deferred gains in the amount of $46,128 and $51,025, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $377,414, $(338,457) and $(113,293), respectively, in capital gains (losses) related to interest rate swap transactions.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized no capital gains (losses) related to foreign exchange swap transactions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2014, 2013 and 2012, the Company recognized no capital gains (losses) related to foreign currency forward transactions.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $(363,166), $(528,893) and $(307,838), respectively, in capital gains (losses) related to total return swap transactions.

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $(472), $1,264 and $6,989 respectively, in capital gains (losses) related to credit swap transactions, of which are made up primarily replication transactions.

At December 31, 2014, 2013 and 2012, the Company had replicated assets with a fair value of $4,158,940, $3,575,011 and $3,571,947 and credit default and forward starting interest rate swaps with a fair value of $(85,230), $71,737 and $(143,165), respectively.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As of December 31, 2014, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
50967,SWAP, USD 5 / (USD 0), :912828QN3	12/20/2017	$500	57
43227,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	10,000	84
43228,SWAP, USD 1 / (USD 0), :912828JR2	12/20/2015	10,000	69
43229,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	10,000	66
43230,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	137
51277,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	10,000	68
51397,SWAP, USD 1 / (USD 0), :912803BM4	12/20/2015	20,000	181
51278,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	167
51279,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	91
51398,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	142
51399,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2015	20,000	167
51280,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	136
51400,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	178
43255,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	183
43256,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2016	10,000	107
43258,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	223
43263,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	10,000	114
51401,SWAP, USD 1 / (USD 0), :US35671DAS45	6/20/2016	20,000	158
43266,SWAP, USD 1 / (USD 0), :CDX IG 16	6/20/2016	20,000	245
43289,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	155
43290,SWAP, USD 1 / (USD 0), :US46513EY48	3/20/2017	10,000	155
43291,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	155
43292,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	214
43293,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	10,000	109
43294,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	176
43295,SWAP, USD 1 / (USD 0), :US712219AG90	3/20/2017	10,000	143
43296,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	117
43297,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	15,000	167
43298,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	232
43300,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	163
43301,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	5,000	88
43309,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	214
51402,SWAP, USD 1 / (USD 0), :US16886AS74	3/20/2017	10,000	111
43313,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	15,000	237
43314,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	143
43315,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	163
43316,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	155
43317,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	176
51282,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	111
43320,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	58
43324,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	155
43325,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	176
43326,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	143
43327,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	20,000	316
43333,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	117
51283,SWAP, USD 1 / (USD 0), :US475070AD04	6/20/2017	25,000	407
47289,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	415
51403,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	474
51404,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	474
47290,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	10,000	201
47291,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	5,000	100
47292,SWAP, USD 1 / (USD 0), :US42217KAL08	6/20/2017	10,000	169

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
43366,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	346
43368,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	346
57600,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	26,000	449
51284,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	346
47293,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	25,000	432
47294,SWAP, USD 5 / (USD 0), :US345370BX76	6/20/2017	25,000	2,784
43382,SWAP, USD 1 / (USD 0), :US105756AL40	6/20/2017	10,000	(83)
43383,SWAP, USD 1 / (USD 0), :XS0203685788	6/20/2017	10,000	147
43384,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2017	10,000	76
43387,SWAP, USD 1 / (USD 0), :US731011AN26	6/20/2017	8,000	131
43602,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	10,600	(57)
43604,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	66
51285,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	5,700	(61)
51211,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2017	9,000	65
43626,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	9,500	45
45193,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2017	10,000	86
45194,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,000	(43)
46092,SWAP, USD 1 / (USD 0), :46634GAB7	12/20/2017	15,000	128
45879,SWAP, USD 1 / (USD 0), :175305EEE1	12/20/2017	15,000	271
46819,SWAP, USD 1 / (USD 0), :17305EDT9	12/20/2017	5,000	17
58913,SWAP, USD 1 / (USD 0), :46636DAJ5	12/20/2017	10,000	68
46831,SWAP, USD 1 / (USD 0), :36249KAC4	12/20/2017	10,000	129
46845,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	172
46951,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	172
46958,SWAP, USD 1 / (USD 0), :12624PAE5	12/20/2017	10,000	191
47035,SWAP, USD 1 / (USD 0), :92936YAC5	12/20/2017	15,000	281
47036,SWAP, USD 1 / (USD 0), :61761DAD4	12/20/2017	5,000	94
51286,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2017	22,000	413
47285,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	15,000	281
47286,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	22,000	413
47858,SWAP, USD 1 / (USD 0), :92930RBB7	12/20/2017	12,500	267
47855,SWAP, USD 1 / (USD 0), :912810QH4	12/20/2017	20,000	399
47856,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2017	20,000	381
47857,SWAP, USD 1 / (USD 0), :07401DAD3	12/20/2017	20,000	13
47859,SWAP, USD 1 / (USD 0), :31359MEL3	12/20/2017	20,000	398
47866,SWAP, USD 5 / (USD 0), :912803DS9	12/20/2017	20,000	2,610
47867,SWAP, USD 1 / (USD 0), :20176AB1	12/20/2017	20,000	456
48057,SWAP, USD 1 / (USD 0), :912803DS9	12/20/2017	22,000	413
48227,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	50,000	938
48233,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	20,000	456
48247,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	20,000	361
51440,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	20,000	375
51405,SWAP, USD 1 / (USD 0), :BAE2Z99E1	12/20/2017	25,000	469
48458,SWAP, USD 5 / (USD 0), :BRS0F7YG6	12/20/2017	25,000	3,263
48507,SWAP, USD 1 / (USD 0), :31359MEL3	12/20/2016	19,000	307
48774,SWAP, USD 1 / (USD 0), :12624QAR4	12/20/2017	12,500	234
51287,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2017	25,000	498
51406,SWAP, USD 1 / (USD 0), :912803BF9	12/20/2017	25,000	570
51407,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2017	20,000	399
51288,SWAP, USD 5 / (USD 0), :912803DM2	12/20/2017	10,000	1,305
50040,SWAP, USD 1 / (USD 0), :94987MAB7	12/20/2017	10,000	59
53125,SWAP, USD 1 / (USD 0), :61761DAD4	3/20/2018	10,000	47
52960,SWAP, USD 1 / (USD 0), :61761DAD4	3/20/2018	10,000	24
53667,SWAP, USD 1 / (USD 0), :BAE1MTAS0	3/20/2018	20,000	375
53716,SWAP, USD 1 / (USD 0), :BAE1DP802	3/20/2018	20,000	449
53805,SWAP, USD 1 / (USD 0), :BAE2YGTK0	3/20/2018	10,000	225

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
54724,SWAP, USD 1 / (USD 0), :912810QK7	3/20/2018	10,000	(104)
55126,SWAP, USD 1 / (USD 0), :36192KAT4	3/20/2018	7,100	18
55142,SWAP, USD 1 / (USD 0), :71654qbf8	3/20/2018	3,000	53
55297,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	10,000	(104)
55727,SWAP, USD 5 / (USD 0), :46637WAD5	6/20/2018	27,000	998
57866,SWAP, USD 1 / (USD 0), :17275RAH5	6/20/2018	10,000	212
60300,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	96
60301,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	96
60221,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	15,000	341
60222,SWAP, USD 1 / (USD 0), :912828PC8	6/20/2018	10,000	228
60493,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	50,000	959
60526,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	96
60558,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	96
64235,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	174
64236,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	158
64238,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	134
64348,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	10,000	174
64593,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	276
65753,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	158
65755,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	15,000	106
69637,SWAP, USD 1 / (USD 0), :912828QC4	12/20/2020	10,000	155
69710,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	155
93560,SWAP, USD 1 / (USD 0), :US105756AL40	6/20/2017	10,000	(83)
99189,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	25,000	469
99182,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	27,000	506
99183,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	27,000	506
94986,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	367
94987,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	429
94988,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	381
94990,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	366
94992,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	3,500	396
99176,SWAP, USD 1 / (USD 0), :912828SF8	6/20/2018	50,000	959
99178,SWAP, USD 1 / (USD 0), :912828UN8	6/20/2018	50,000	959
99184,SWAP, USD 1 / (USD 0), :912828UN8	6/20/2018	50,000	959
99181,SWAP, USD 1 / (USD 0), :912828VB3	6/20/2018	50,000	959
77399,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2023	20,000	(200)
77403,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2023	20,000	(48)
77405,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	134
99185,SWAP, USD 1 / (USD 0), :912810BR6	9/20/2023	30,000	100
99186,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	20,000	375
99187,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2023	20,000	(200)
99188,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	25,000	345
99190,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	37,000	647
93536,SWAP, USD 1 / (USD 0), :912810QT8	12/20/2020	15,500	(18)
93528,SWAP, USD 1 / (USD 0), :912810QT8	12/20/2020	9,500	(11)
76131,SWAP, USD 1 / (USD 0), :912803DK6	3/20/2019	5,000	(99)
76147,SWAP, USD 1 / (USD 0), :912803DP5	3/20/2019	5,000	17
76203,SWAP, USD 1 / (USD 0), :912803CH4	3/20/2019	5,000	(99)
76204,SWAP, USD 1 / (USD 0), :912803CH4	3/20/2019	5,000	17
76205,SWAP, USD 1 / (USD 0), :912803CH4	3/20/2019	5,000	(12)
76206,SWAP, USD 1 / (USD 0), :17305EDT9	3/20/2019	5,000	(120)
76207,SWAP, USD 1 / (USD 0), :17305EDT9	3/20/2019	5,000	(35)
78319,SWAP, USD 5 / (USD 0), :912803DK6	6/20/2019	10,000	1,215
78318,SWAP, USD 5 / (USD 0), :912803DM2	6/20/2019	10,000	1,436
78182,SWAP, USD 5 / (USD 0), :873782AA4	6/20/2019	5,000	718
78184,SWAP, USD 5 / (USD 0), :912803DM2	6/20/2019	10,000	1,436
78303,SWAP, USD 5 / (USD 0), :880591EJ7	6/20/2019	10,000	1,741
78347,SWAP, USD 1 / (USD 0), :92936CAJ8	6/20/2019	22,000	(413)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
80205,SWAP, USD 5 / (USD 0), :912803DJ9	6/20/2019	20,000	3,676
91884,SWAP, USD 5 / (USD 0), :US852061AF78	12/20/2019	5,000	88
91827,SWAP, USD 5 / (USD 0), :US552953BB60	12/20/2019	5,000	208
91828,SWAP, USD 5 / (USD 0), :US126304AK02	12/20/2019	2,000	176
91829,SWAP, USD 5 / (USD 0), :US12543DAL47	12/20/2019	5,000	494
91844,SWAP, USD 5 / (USD 0), :US131347CF14	12/20/2019	5,000	162
93883,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2019	10,000	(173)
93885,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(438)
93886,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	(238)
93892,SWAP, USD 1 / (USD 0), :US836205AN45	12/20/2019	10,000	(387)
93896,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(438)
93898,SWAP, USD 1 / (USD 0), :US900123AL40	12/20/2019	20,000	(725)
99191,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	(238)

		$2,649,000	$52,701

At December 31, 2014, the Company had no written options. At December 31, 2013, the Company had written options with a fair value of $0 and average fair value for the year of $(1,276). The Company had no realized gains or losses in 2014 and 2013 related to these options.

At December 31, 2014 and 2013, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2014	2013
Interest rate and currency swaps:
Receive floating—pay floating	$120,950	$120,950
Receive fixed—pay floating	184,665	405,165
Receive fixed—pay fixed	2,796,425	2,701,528
Swaptions:
Receive floating—pay fixed	6,000,000	6,676,000
Receive fixed—pay floating	6,000,000	6,000,000
Interest rate swaps:
Receive fixed—pay floating	15,996,515	11,408,586
Receive fixed—pay fixed	1,727,328	1,508,783
Receive floating—pay fixed	9,099,798	4,419,798
Receive floating—pay floating	4,354,665	4,217,010

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company recognized net realized gains (losses) from futures contracts in the amount of $241,804, $(267,369) and $(93,809) for the years ended December 31, 2014, 2013 and 2012, respectively.

Open futures contracts at December 31, 2014 and 2013, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2014
Long	20	Hang Seng IDX January 2015 Futures	$23,628	$23,649
Long	52	S&P 500 March 2015 Futures	25,865	26,681
Short	1,265	S&P 500 March 2015 Futures	635,019	649,072
Long	120	Euro Stoxx 50 March 2015 Futures	3,612	3,760
Long	16,346	US Ultra Bond March 2015 Futures	2,594,256	2,700,155
Short	431	S&P 500 E-MINI March 2015 Futures	42,736	44,229

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2013
Long	10	Hang Seng IDX January 2014 Futures	$11,635	$11,666
Long	43	S&P 500 March 2014 Futures	18,989	19,791
Short	992	S&P 500 March 2014 Futures	436,027	456,592
Long	66	Euro Stoxx 50 March 2014 Futures	1,903	2,051
Long	5,770	US Ultra Bond March 2014 Futures	802,154	786,162
Short	383	S&P 500 E-MINI March 2014 Futures	34,092	35,257

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2014 and 2013, respectively:

		Gross Restricted Current Year
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b.	Collateral held under security lending agreements	2,857,882	—	—	—	2,857,882
c.	Subject to repurchase agreements	109,826	—	—	—	109,826
d.	Subject to reverse repurchase agreements	—	—	—	—	—
e.	Subject to dollar repurchase agreements	456,341	—	—	—	456,341
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—
g.	Placed under option contracts	—	—	—	—	—
h.	Letter stock or securities restricted as to sale	14,482	—	—	—	14,482
i.	FHLB capital stock	104,000	—	—	—	104,000
j.	On deposit with state(s)	54,654	—	—	—	54,654
k.	On deposit with other regulatory bodies	—	—	—	—	—
l.	Pledged as collateral to FHLB	3,040,674	—	—	—	3,040,674
m.	Pledged as collateral not captured in other categories	299,846	—	—	—	299,846
n.	Other restricted assets—reinsurance	463,231	—	—	—	463,231

o.	Total Restricted Assets	$7,400,936	$—	$—	$—	$7,400,936

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Gross Restricted			Percentage
	Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	3,182,026	(324,144)	2,857,882	2.29	2.30
c.	Subject to repurchase agreements	88,847	20,979	109,826	0.09	0.09
d.	Subject to reverse repurchase agreements	—	—	—	0.00	0.00
e.	Subject to dollar repurchase agreements	216,485	239,856	456,341	0.37	0.37
f.	Subject to dollar reverse repurchase agreements	—	—	—	0.00	0.00
g.	Placed under option contracts	—	—	—	0.00	0.00
h.	Letter stock or securities restricted as to sale	45,463	(30,981)	14,482	0.01	0.01
i.	FHLB capital stock	104,000	—	104,000	0.08	0.08
j.	On deposit with state(s)	55,169	(515)	54,654	0.04	0.04
k.	On deposit with other regulatory bodies	—	—	—	0.00	0.00
l.	Pledged as collateral to FHLB	3,189,790	(149,116)	3,040,674	2.43	2.44
m.	Pledged as collateral not captured in other categories	459,674	(159,828)	299,846	0.24	0.24
n.	Other restricted assets—reinsurance	462,872	359	463,231	0.37	0.37

o.	Total Restricted Assets	$7,804,326	$(403,390)	$7,400,936	5.92%	5.94%

Assets pledged as collateral not captured in other categories includes the following:

Invested assets with a carrying value of $267,230 and $405,740 pledged in conjunction with derivative transactions as of December 31, 2014 and 2013, respectively.

Invested assets with a carrying amount of $32,616 and $53,933 pledged in conjunction with funding agreement transactions as of December 31, 2014 and 2013, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2014	2013	2012
Direct premiums	$18,338,148	$16,910,641	$13,426,938
Reinsurance assumed—non affiliates	1,451,742	1,415,095	1,751,054
Reinsurance assumed—affiliates	97,931	115,377	185,147
Reinsurance ceded—non affiliates	(2,023,032)	(2,030,188)	(3,985,049)
Reinsurance ceded—affiliates	(2,037,966)	(875,690)	428,724

Net premiums earned	$15,826,823	$15,535,235	$11,806,814

The Company received reinsurance recoveries in the amount of $2,998,389, $2,927,641 and $3,542,504 during 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $609,595 and $606,295, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2014 and 2013 of $30,933,301 and $34,352,837, respectively.

The net amount of the reduction in surplus at December 31, 2014 and 2013, if all reinsurance agreements were cancelled, is $86,529 and $176,597, respectively.

Effective December 31, 2014, the Company ceded certain stand-alone long-term care policies to Transamerica Premier Life Insurance Company (TPLIC), an affiliate, for which the Company paid an initial ceding commission and premiums of $350,000 and $3,914,521, respectively and ceded modified coinsurance reserves of $3,914,521, resulting in a pre-tax loss of $350,000 which has been included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2014, the Company recaptured fixed annuity contracts previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe) for which the Company received net consideration of $43,360, released a funds withheld liability of $1,975,937, and established benefit reserves and claim reserves $2,004,673 resulting in a pre-tax gain of $14,624 which has been included in the statement of operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $15,795, which included the recapture of IMR gains in the amount of $19,852 on an after-tax basis, with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the variable BOLI/COLI business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company paid net consideration of $17,769, released the funds withheld liability of $1,080,541, and recaptured separate account and general account policy and claims reserves of $1,080,541, resulting in a pre-tax loss of $17,769 which was included in the statement of operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $94,571 ($61,471 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the single premium universal life, credit life and credit disability business previously reinsured to TIRe for which the Company paid net consideration of $50,000, released a funds withheld liability of $516,472, recaptured policy and claims reserves of $560,275 and other liabilities of $13,334, and recaptured policy loans in the amount of $2,048, resulting in a pre-tax loss of $105,091 which has been included in the statement of operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $1,323 ($860 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, effective October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC) for which the Company received net consideration of $50,000, established a funds withheld liability of $516,472, released policy and claim reserves of $560,275 and other liabilities of $13,334, resulting in a pre-tax gain of $107,138 ($69,640 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company ceded level term life and universal life secondary guarantee business to TLIC Oakbrook Reinsurance, Inc., an affiliate, on a coinsurance funds withheld basis. The Company paid an initial reinsurance premium of $25,667, transferred other net assets of $1,852 and released life and claim reserves of $535,211 and $25,667, respectively, resulting in a pre-tax gain of $533,359 ($346,683 net of tax) which was credited directly to unassigned surplus on a net of tax basis.

Effective June 30, 2014, the Company ceded to Transamerica Premier Life Insurance Company on a YRT basis the net amount paid in excess of $3,000 on covered level term and universal life secondary guarantee policies. The Company paid an initial reinsurance premium of $858 and released reserves of $5,685 resulting in a pre-tax gain of $4,826 which has been included in the Statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2014, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $160,639 ($104,416 after tax).

During 2013, the Company recaptured business previously reinsured to an affiliate. The Company received recapture consideration of $75,113, recaptured life, annuity and claim reserves of $173,957, recaptured other assets of $3,360 and released into income from surplus a previously deferred unamortized gain from the original transaction in the amount of $25,121 ($16,328 net of tax), resulting in a pre-tax loss of $70,363, which has been included in the statement of operations.

During 2013, the Company also recaptured treaties associated with the divestiture of the Transamerica Reinsurance operations previously reinsured to various unaffiliated entities. The Company received recapture consideration of $678, recaptured life, annuity and claim reserves of $840, and recaptured other assets of $556, resulting in a pre-tax gain of $394, which has been included in the statement of operations.

Subsequent to these recaptures, during 2013 the Company novated the treaties that were previously ceded to various affiliated and unaffiliated entities, in which consideration paid was $75,791, life and claim reserves released were $174,797, and other assets transferred were $3,916, resulting in a pre-tax gain of $95,090, which has been included in the statement of operations.

During 2013, the Company novated third party assumed retrocession agreements that were previously retroceded to a non-affiliate in which no net consideration was exchanged, life and claim reserves were exchanged in the amount of $146,003 and other assets were exchanged in the amount of $15,520. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets exchanged were impacted by equivalent amounts. In connection with this transaction, an unamortized gain relating to these blocks of $67,331 ($44,018, net of tax) was released into income, resulting in a pre-tax gain of $67,331, which has been included in the statement of operations.

On November 1, 2013, the company recaptured the business that was previously reinsured to an unaffiliated entity for which net consideration received was $380, invested and other assets received were $26,279, and life and claim reserves recaptured were $26,279, resulting in a pre-tax gain of $380, which was included in the statement of operations.

On July 1, 2013, the Company recaptured certain treaties from an unaffiliated entity, for which net consideration received was $3,837, life and claim reserves recaptured were $19,218, premiums recaptured were $1,813, and claims recaptured were $1,972, resulting in a pre-tax loss of $15,540, which was included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

On April 1, 2013, the Company recaptured certain treaties from an unaffiliated entity, for which net consideration received was $106,511, life and claim reserves recaptured were $53,525, premiums recaptured were $11,432, and claims recaptured were $12,394, resulting in a pre-tax gain of $52,024, which was included in the statement of operations.

On March 31, 2013, the Company reinsured all business issued by its branch in Hong Kong to an affiliate, for which consideration paid was $54,610, life and claim reserves transferred were $54,691, and assets of $81 were transferred. As a result, there was no net financial impact from this transaction.

On March 27, 2013, the Company recaptured certain treaties from a non-affiliate effective October 1, 2012, for which net consideration received was $134,000, life and claim reserves recaptured were $116,225, premiums recaptured were $45,543, and claims recaptured were $68,014, resulting in a pre-tax loss of $4,696 which was included in the statement of operations.

During 2013, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $144,509 ($111,768, net of tax).

During 2012, the Company recaptured various blocks of business that were previously reinsured on various bases to two separate affiliates. The Company received recapture consideration of $63,624, released the associated funds withheld liability of $1,516,317, recaptured life, annuity and claim reserves of $1,628,072, recaptured other assets of $5,428 and released into income from surplus a previously deferred unamortized gain from the original transaction in the amount of $24,215, resulting in a pre-tax loss of $18,488, which has been included in the statement of operations.

Subsequently, the Company ceded a portion of this recaptured business to two separate non-affiliated entities. The Company paid a reinsurance premium of $1,508,278 and a ceding commission of $41,149, released life, annuity and claim reserves of $1,510,206 and released an after-tax IMR liability associated with the block of business in the amount of $90,462, resulting in a net of tax gain on the transaction in the amount of $64,969 (IMR after-tax gain of $90,462, less gross loss on reinsurance of $39,221, taxed at 35%), which has been credited directly to unassigned surplus. This gain will be recognized in income as earnings emerge on the reinsured block of business. During 2012, the Company amortized $3,261 of this deferred gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to various non-affiliated entities so they could perform the ultimate novation, for which no net consideration was received. Life and claim reserves recaptured were $70,992 and other assets were recaptured of $67,295, resulting in a pre-tax loss of $3,697, which has been included in the statement of operations.

Subsequent to these recaptures, during 2012 the Company novated certain unaffiliated treaties that were previously ceded by the Company to various non-affiliated entities, in which consideration paid was $30,509, life and claim reserves released were $153,224, other assets transferred were $72,723 and a previously deferred unamortized gain resulting from the original cession of this business of $19,068 ($12,394 net of tax) was released in to income, resulting in a pre-tax gain of $69,060, which has been included in the statement of operations.

Also during 2012, the Company novated third party assumed retrocession agreements that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $129,464 and other assets were exchanged in the amount of $10,748. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets exchanged were impacted by equivalent amounts.

During 2012, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $43,889 ($28,528 after tax).

The Company reports a reinsurance deposit receivable of $190,564 and $178,513 as of December 31, 2014 and 2013, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2014, 2013 and 2012, the Company obtained letters of credit of $123,006, $200,872 and $790,269, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2014 and 2013 and the change from the prior year are comprised of the following components:

	December 31, 2014
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,130,060	$283,045	$1,413,105
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,130,060	283,045	1,413,105
Deferred Tax Assets Nonadmitted	274,718	—	274,718

Subtotal (Net Deferred Tax Assets)	855,342	283,045	1,138,387
Deferred Tax Liabilities	354,299	120,467	474,766

Net Admitted Deferred Tax Assets	$501,043	$162,578	$663,621

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,367,104	$306,158	$1,673,262
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,367,104	306,158	1,673,262
Deferred Tax Assets Nonadmitted	610,027	—	610,027

Subtotal (Net Deferred Tax Assets)	757,077	306,158	1,063,235
Deferred Tax Liabilities	293,084	148,705	441,789

Net Admitted Deferred Tax Assets	$463,993	$157,453	$621,446

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(237,044)	$(23,113)	$(260,157)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(237,044)	(23,113)	(260,157)
Deferred Tax Assets Nonadmitted	(335,309)	—	(335,309)

Subtotal (Net Deferred Tax Assets)	98,265	(23,113)	75,152
Deferred Tax Liabilities	61,215	(28,238)	32,977

Net Admitted Deferred Tax Assets	$37,050	$5,125	$42,175

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2014	2013	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$1,694	$1,766	$(72)
Policyholder reserves	377,735	353,195	24,540
Investments	32,407	73,609	(41,202)
Deferred acquisition costs	537,202	507,343	29,859
Compensation and benefits accrual	27,292	28,849	(1,557)
Receivables—nonadmitted	30,713	24,486	6,227
Tax credit carry-forward	57,824	308,790	(250,966)
Corporate Provision	264	143	121
Assumption Reinsurance	11,885	16,946	(5,061)
Other (including items <5% of ordinary tax assets)	53,044	51,977	1,067

Subtotal	1,130,060	1,367,104	(237,044)
Nonadmitted	274,718	610,027	(335,309)

Admitted ordinary deferred tax assets	855,342	757,077	98,265
Capital:
Investments	283,045	306,158	(23,113)

Subtotal	283,045	306,158	(23,113)

Admitted deferred tax assets	$1,138,387	$1,063,235	$75,152

	Year Ended December 31
	2014	2013	Change
Deferred Tax Liabilities:
Ordinary
Investments	$162,288	$129,399	$32,889
§807(f) adjustment	42,370	45,099	(2,729)
Excess Capital to offset Ordinary	122,455	98,578	23,877
Separate account adjustments	27,186	18,945	8,241
Other (including items <5% of total ordinary tax liabilities)	—	1,063	(1,063)

Subtotal	354,299	293,084	61,215
Capital
Investments	242,922	247,419	(4,497)
Excess Capital to offset Ordinary	(122,455)	(98,578)	(23,877)
Other (including items <5% of total capital tax liabilities)	—	(136)	136

Subtotal	120,467	148,705	(28,238)

Deferred tax liabilities	474,766	441,789	32,977

Net deferred tax assets/liabilities	$663,621	$621,446	$42,175

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2014 or 2013.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2014 and 2013 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2014
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$191,407	$38,381	$229,788
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	309,636	124,197	433,833
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	309,636	124,197	433,833
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	773,841
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	354,299	120,467	474,766

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$855,342	$283,045	$1,138,387

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31, 2013
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$6,963	$6,963
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	463,993	150,490	614,483
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	541,325	175,571	716,896
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	614,483
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	293,084	148,705	441,789

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$757,077	$306,158	$1,063,235

		Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$191,407	$31,418	$222,825
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(154,357)	(26,293)	(180,650)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(231,689)	(51,374)	(283,063)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	159,358
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	61,215	(28,238)	32,977

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$98,265	$(23,113)	$75,152

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31
	2014	2013	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	1047%	815%	232%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$5,158	$4,076	$1,082

The impact of tax planning strategies at December 31, 2014 and 2013 was as follows:

	December 31, 2014
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$1,130,060	$283,045	$1,413,105
(% of Total Adjusted Gross DTAs)	0%	67%	13%

Net Admitted Adjusted Gross DTAs	$855,342	$283,045	$1,138,387
(% of Total Net Admitted Adjusted Gross DTAs)	6%	39%	14%

	December 31, 2013
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$1,367,104	$306,158	$1,673,262
(% of Total Adjusted Gross DTAs)	0%	62%	11%

Net Admitted Adjusted Gross DTAs	$757,077	$306,158	$1,063,235
(% of Total Net Admitted Adjusted Gross DTAs)	4%	16%	8%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Change
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$(237,044)	$(23,113)	$(260,157)
(% of Total Adjusted Gross DTAs)	0%	5%	2%

Net Admitted Adjusted Gross DTAs	$98,265	$(23,113)	$75,152
(% of Total Net Admitted Adjusted Gross DTAs)	2%	23%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2014	2013	Change
Current Income Tax
Federal	$236,081	$(288,531)	$524,612
Foreign	—	—	—

Subtotal	236,081	(288,531)	524,612

Federal income tax on net capital gains	118,685	57,648	61,037

Federal and foreign income taxes incurred	$354,766	$(230,883)	$585,649

	Year Ended December 31
	2013	2012	Change
Current Income Tax
Federal	$(288,531)	$(161,806)	$(126,725)
Foreign	—	(698)	698

Subtotal	(288,531)	(162,504)	(126,027)

Federal income tax on net capital gains	57,648	94,705	(37,057)

Federal and foreign income taxes incurred	$(230,883)	$(67,799)	$(163,084)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2014	2013	2012
Current income taxes incurred	$354,766	$(230,883)	$(67,799)
Change in deferred income taxes (without tax on unrealized gains and losses)	296,283	(32,931)	105,935

Total income tax reported	$651,049	$(263,814)	$38,136

Income before taxes	$1,065,152	$(183,865)	$795,047
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$372,803	$(64,353)	$278,266
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(46,817)	(36,984)	(36,188)
Tax credits	(37,727)	(43,788)	(58,619)
Tax-exempt Income	—	(13)	(27)
Tax adjustment for IMR	(14,001)	(16,080)	(34,101)
Surplus adjustment for in-force ceded	80,116	(62,246)	(14,483)
Nondeductible expenses	1,130	2,228	774
Deferred tax benefit on other items in surplus	320,182	(23,120)	(4,103)
Provision to return	8,482	(17,246)	(13,629)
Life-owned life insurance	(3,132)	(3,660)	(4,268)
Dividends from certain foreign corporations	1,066	904	546
Prior period adjustment	—	(109)	(51,467)
Pre-tax income of SMLLC’s	—	—	28,889
Intercompany Dividents	—	—	(55,618)
Partnership Permanent Adjustment	(11,764)	(2,951)	1,014
Other	(19,289)	3,604	1,150

Total income tax reported	$651,049	$(263,814)	$38,136

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2014.

As of December 31, 2014 and 2013, respectively, the Company had a $57,824 and $308,791 tax credit carryforward available for tax purposes. As of December 31, 2014 and 2013, the Company had no operating loss or capital loss carryforwards available for tax purposes.

The Company incurred income taxes of $337,948, $0 and $0 during 2014, 2013 and 2012, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2014 and 2013 is $2,350 and $814, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $2,350. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest benefit related to income taxes for the years ending December 31, 2014, 2013 and 2012 is $41, $67 and $1,102, respectively. The total interest payable balance as of December 31, 2014 and 2013 is $69 and $28, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2008 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. An examination is in progress for the years 2009 and 2012. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

The Company has $14,478 general business tax credit carryforwards which expires in 2034.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.06% of ordinary life insurance in force at December 31, 2014 and 2013.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2014, 2013 and 2012, premiums for life participating policies were $14,110, $14,802 and $16,028, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $8,045, $8,579 and $8,651 to policyholders during 2014, 2013 and 2012, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2014
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$1,615,373	$—	$—	$1,615,373	2%
At book value less surrender charge of 5% or more	315,771	—	—	315,771	0
At fair value	107,875	—	61,936,638	62,044,513	68

Total with adjustment or at fair value	2,039,019	—	61,936,638	63,975,657	70
At book value without adjustment (minimal or no charge or adjustment)	15,845,554	51,655	—	15,897,209	17
Not subject to discretionary withdrawal provision	11,312,804	55,612	42,204	11,410,620	13

Total annuity reserves and deposit liabilities	29,197,377	107,267	61,978,842	91,283,486	100%

Less reinsurance ceded	9,367,185	—	—	9,367,185

Net annuity reserves and deposit liabilities	$19,830,192	$107,267	$61,978,842	$81,916,301

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2013
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$1,654,750	$—	$—	$1,654,750	2%
At book value less surrender charge of 5% or more	782,031	—	—	782,031	1
At fair value	170,373	—	53,387,151	53,557,524	62

Total with adjustment or at fair value	2,607,154	—	53,387,151	55,994,305	65
At book value without adjustment (minimal or no charge or adjustment)	18,217,292	67,856	—	18,285,148	21
Not subject to discretionary withdrawal provision	12,250,823	55,319	42,643	12,348,785	14

Total annuity reserves and deposit liabilities	33,075,269	123,175	53,429,794	86,628,238	100%

Less reinsurance ceded	13,859,632	—	—	13,859,632

Net annuity reserves and deposit liabilities	$19,215,637	$123,175	$53,429,794	$72,768,606

Included in the liability for deposit-type contracts at December 31, 2014 and 2013 are $0 and $261,946, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. The contracts matured during 2014 and therefore, the liability is now $0.

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Transamerica Premier Life Insurance Company. The liabilities assumed are $190,520 and $878,808 at December 31, 2014 and 2013, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2014, 2013 and 2012 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$53	$11,846	$13,127,469	$13,139,368

Reserves for separate accounts as of December 31, 2014 with assets at:
Fair value	$—	$20,574	$35,038	$65,194,925	$65,250,537
Amortized cost	—	634,931	—	—	634,931

Total as of December 31, 2014	$—	$655,505	$35,038	$65,194,925	$65,885,468

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	65,152,722	65,152,722
At book value without fair value adjustment and with current surrender charge of less than 5%	—	634,931	—	—	634,931

Subtotal	—	634,931	—	65,152,722	65,787,653
Not subject to discretionary withdrawal	—	20,574	35,038	42,203	97,815

Total separate account liabilities at December 31, 2014	$—	$655,505	$35,038	$65,194,925	$65,885,468

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$—	$538	$10,350	$12,450,327	$12,461,215

Reserves for separate accounts as of December 31, 2013 with assets at:
Fair value	$—	$19,400	$35,919	$56,624,730	$56,680,049
Amortized cost	—	631,636	—	—	631,636

Total as of December 31, 2013	$—	$651,036	$35,919	$56,624,730	$57,311,685

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	56,582,087	56,582,087
At book value without fair value adjustment and with current surrender charge of less than 5%	—	631,636	—	—	631,636

Subtotal	—	631,636	—	56,582,087	57,213,723
Not subject to discretionary withdrawal	—	19,400	35,919	42,643	97,962

Total separate account liabilities at December 31, 2013	$—	$651,036	$35,919	$56,624,730	$57,311,685

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$396	$9,951	$9,341,436	$9,351,783

Reserves for separate accounts as of December 31, 2012 with assets at:
Fair value	$—	$22,152	$43,089	$43,514,998	$43,580,239
Amortized cost	—	632,530	—	—	632,’530

Total as of December 31, 2012	$—	$654,682	$43,089	$43,514,998	$44,212,769

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	43,478,209	43,478,209
At book value without fair value adjustment and with current surrender charge of less than 5%	—	632,530	—	—	632,530

Subtotal	—	632,530	—	43,478,209	44,110,739
Not subject to discretionary withdrawal	—	22,152	43,089	36,789	102,030

Total separate account liabilities at December 31, 2012	$—	$654,682	$43,089	$43,514,998	$44,212,769

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2014	2013	2012
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$13,127,680	$12,451,604	$9,341,436
Transfers from separate accounts	(6,499,970)	(5,908,789)	(7,125,237)

Net transfers to separate accounts	6,627,710	6,542,815	2,216,199
Miscellaneous reconciling adjustments	1,882,846	709,764	817,767

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$8,510,556	$7,252,579	$3,033,966

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $71,571,067 and $61,019,794, respectively. The assets legally insulated from general account claims at December 31, 2014 and 2013 are attributed to the following products:

	2014	2013
Group annuities	$24,759,509	$22,549,971
Variable annuities	40,885,143	34,050,766
Fixed universal life	666,665	627,296
Variable universal life	3,955,724	3,493,942
Variable life	205,675	201,314
Modified separate accounts	88,889	96,505
Registered Market Value
Annuity Product - SPL	9,462	—

Total separate account assets	$70,571,067	$61,019,794

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $1,975,847 and $2,041,654, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $342,823, $242,109, $180,478, $124,016, and $107,662 to the general account in 2014, 2013, 2012, 2011 and 2010, respectively. During the years ended December 31, 2014, 2013, 2012, 2011, and 2010 the general account of the Company had paid $35,985, $30,830, $61,901, $28,556, and $76,405, respectively, toward separate account guarantees.

At December 31, 2014 and 2013, the Company reported guaranteed separate account assets at amortized cost in the amount of $641,602 and $616,160, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $701,918 and $651,390 at December 31, 2014 and 2013, respectively, which would have resulted in an unrealized gain of $60,316 and $35,230, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2014 and 2013, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected		Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2014
Minimum guaranteed death benefit	$10,693,732	$241,453	$222,515
Minimum guaranteed income benefit	5,605,109	1,175,994	921,716
Guaranteed premium accumulation fund	237,459	23,120	—
Minimum guaranteed withdrawal benefit	29,995,054	29,274	(72)
December 31, 2013
Minimum guaranteed death benefit	$9,780,645	$248,254	$242,555
Minimum guaranteed income benefit	5,888,991	1,109,426	878,523
Guaranteed premium accumulation fund	233,596	21,398	—
Minimum guaranteed withdrawal benefit	23,695,873	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2014 and 2013, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2014
Life and annuity:
Ordinary first-year business	$4,687	$413	$4,274
Ordinary renewal business	543,805	10,385	533,420
Group life business	5,371	3,565	1,806
Credit life business	1,467	—	1,467
Reinsurance ceded	(391,899)	—	(391,899)

	163,431	14,363	149,068
Accident and health	27,597	—	27,597

	$191,028	$14,363	$176,665

	Gross	Loading	Net
December 31, 2013
Life and annuity:
Ordinary first-year business	$4,746	$4,398	$348
Ordinary renewal business	531,041	3,993	527,048
Group life business	5,255	3,381	1,874
Credit life business	1,283	—	1,283
Reinsurance ceded	(427,598)	—	(427,598)

	114,727	11,772	102,955
Accident and health	27,876	—	27,876

	$142,603	$11,772	$130,831

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2014 and 2013, the Company had insurance in force aggregating $77,600,302 and $87,374,058, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $651,406 and $641,454 to cover these deficiencies as of December 31, 2014 and 2013, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. The Company has recorded a liability of $36 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2014, without the prior approval of insurance regulatory authorities, is $583,534.

The Company paid common and preferred stock dividends totaling $400,000 and $150,000 on December 23, 2014, and December 23, 2013, respectively, to its parent companies.

The Company paid ordinary common stock dividends of $329,510 and $79,320 to its common stock shareholder, Transamerica International Holdings, Inc. on December 24, 2014 and December 23, 2013, respectively. The Company paid preferred stock dividends of $52,100, and $18,390, to its preferred stock shareholders, Transamerica Corporation and AEGON USA, LLC, respectively, on December 24, 2014. On December 23, 2013, the Company paid preferred stock dividends of $52,240, and $18,440, to Transamerica Corporation and AEGON USA, LLC, respectively.

The Company received common stock dividends of $17,720 and preferred stock dividends of $430 on December 24, 2014 from its subsidiary, Transamerica Financial Life Insurance Company (TFLIC).

The Company received common stock dividends of $150,000 on October 9, 2012 and $5,000 on June 1, 2012, from its subsidiaries, TLB and Garnet Assurance Corporation III, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2014, the Company meets the minimum RBC requirements.

On September 30, 2002, LIICA, which merged in to the Company effective October 2, 2008, received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2014 and 2013 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2014	$150,000	$9,000	$108,000	$2,250
2013	$150,000	$9,000	$99,000	$2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2014 and 2013, respectively, securities in the amount of $2,780,909 and $3,069,772 were on loan under securities lending agreements. At December 31, 2014, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,857,653 and $3,181,767 at December 31, 2014 and 2013, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$2,857,882
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	2,857,882
Securities received	—

Total collateral received	$2,857,882

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$849,443	$849,443
30 days or less	631,203	631,203
31 to 60 days	820,840	820,840
61 to 90 days	336,243	336,243
91 to 120 days	183,489	183,489
121 to 180 days	19,007	19,007
181 to 365 days	7,248	7,248
Greater than 3 years	10,707	10,180

Total	2,858,180	2,857,653
Securities received	—	—

Total collateral reinvested	$2,858,180	$2,857,653

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,858,556 (fair value of $2,857,653) that are currently tradable securities that could be sold and used to pay for the $2,857,882 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $27,818, $25,626 and $23,983 for the years ended December 31, 2014, 2013 and 2012, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees participate in a contributory defined contribution plan sponsored by AEGON, which is qualified under Section 401(k) of the Internal Revenue Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense was $13,762, $12,255 and $11,501 for the years ended December 31, 2014, 2013 and 2012 respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible annual compensation. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2014, 2013 and 2012 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. The Company has no legal obligation for the plan.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations. The Company expensed $6,198, $6,700 and $7,018 related to these plans for the years ended December 31, 2014, 2013 and 2012, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The net amount received by the Company as a result of being a party to these agreements was $272,739, $229,780 and $209,527 during 2014, 2013 and 2012, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $124,653, $96,209 and $74,457 for these services during 2014, 2013 and 2012, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $143,027, $115,212 and $70,768 for the years ended December 31, 2014, 2013 and 2012, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2014, 2013 and 2012, the Company paid net interest of $49, $34 and $112, respectively, to affiliates. At December 31, 2014 and 2013, respectively, the Company reported a net amount of receivables from affiliates of $145,147 and $10,042. Terms of settlement require that these amounts are settled within 90 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2014, the Company had short-term intercompany notes receivable of $645,800 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
AEGON	$45,700	September 17, 2015	0.12%
AEGON	2,000	September 30, 2015	0.12
AEGON	26,500	September 30, 2015	0.12
AEGON	79,200	October 1, 2015	0.12
AEGON	51,300	October 20, 2015	0.12
AEGON	27,700	October 21, 2015	0.12
AEGON	6,700	December 1, 2015	0.12
AEGON	400,000	December 29, 2015	0.12
AEGON	6,700	December 31, 2015	0.12

At December 31, 2013, the Company had short-term intercompany notes receivable of $788,088 as follows.

Receivable from	Amount	Due By	Interest Rate
AEGON	$1,600	March 13, 2014	0.11%
AEGON	330,000	May 21, 2014	0.10
AEGON	16,700	September 16, 2014	0.11
AEGON	50,400	September 17, 2014	0.11
AEGON	40,500	September 18, 2014	0.11
AEGON	27,200	September 26, 2014	0.11
AEGON	71,588	September 27, 2014	0.11
AEGON	2,000	November 29, 2014	0.11
AEGON	111,400	November 29, 2014	0.11
AEGON	120,500	December 2, 2014	0.12
AEGON	12,800	December 20, 2014	0.12
AEGON	3,400	December 30, 2014	0.12

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $158,942 and $155,614 at December 31, 2014 and 2013, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2014 and 2013, the cash surrender value of these policies was $165,018 and $161,384, respectively.

13. Commitments and Contingencies

At December 31, 2014 and 2013, the Company has mortgage loan commitments of $78,088 and $25,073, respectively. The Company has contingent commitments for $317,745 and $242,171 as of December 31, 2014 and 2013, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $1,771 and $3,621, respectively.

At December 31, 2014 and 2013, the Company has private placement commitments outstanding of $78,000 and $37,669, respectively.

The Company had no securities being acquired (sold) on a “to be announced” (TBA) basis as of December 31, 2014 and 2013.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2014 and 2013, respectively, was $936,974 and $379,202. In addition, securities in the amount of $250,905 and $180,359 were also posted to the Company as of December 31, 2014 and 2013, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. The Company did not recognize a liability for the low income housing tax credit guarantees due to the adoption of SSAP No. 5R at December 31, 2014 or 2013, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $131 and $185 at December 31, 2014 and 2013, respectively. No payments are required as of December 31, 2014. The current assessment of risk of making payments under these guarantees is remote.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continues to meet, pay and settle all present and future obligations of TLB. As of December 31, 2014, there is no payment or performance risk because TLB is able to meet its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2014, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s (S&P) Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2014, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2014 and 2013, TLB holds related statutory-basis policy and claim reserves of $1,095,894 and $667,196, respectively, which would be the maximum

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2014, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2014, TLB holds related statutory-basis policy and claim reserves of $1,864,241, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2014, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2014 or 2013, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2014 and 2013 for the total payout block is $3,543,319 and $3,610,718, respectively. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2014 and 2013:

	December 31
	2014	2013
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$2,960,266	$1,927,818

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	2,960,135	1,927,633
Other	131	185

Total impact if action required	$2,960,266	$1,927,818

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The company has determined the actual/estimated maximum borrowing capacity as $4,860,234. The company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2014 and 2013, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2014	2013
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	94,000	94,000
Excess Stock	—	—

Total	$104,000	$104,000

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2014, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than 6	Less Than 1	Than 3
	Months	Year	Years	3 to 5 Years

Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

At December 31, 2014 and 2013, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2014
Total Collateral Pledged	$3,280,906	$3,040,674

	Fair Value	Carry Value
December 31, 2013
Total Collateral Pledged	$3,412,345	$3,189,790

At December 31, 2014 and 2013, the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2014
Maximum Collateral Pledged	$3,799,769	$3,522,694

	Fair Value	Carry Value
December 31, 2013
Maximum Collateral Pledged	$5,000,133	$3,960,267

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2014 and 2013, the borrowings from the FHLB were as follows:

		Funding
		Agreements
		Reserves
	General Account	Established
December 31, 2014
Debt	$—	$—
Funding agreements	2,350,000	1,450,149
Other	115,559	—

Total	$2,465,559	$1,450,149

		Funding
		Agreements
		Reserves
	General Account	Established
December 31, 2013
Debt	$—	$—
Funding agreements	2,350,000	1,450,482
Other	134,912	—

Total	$2,484,912	$1,450,482

At December 31, 2014, the Maximum amount of borrowings during reporting period was as follows:

General
Account
December 31, 2014
Debt	$—
Funding agreements	2,350,000
Other	134,912

Total	$2,484,912

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2014 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	N/A
Funding Agreements	YES
Other	NO

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,006,867 and $1,985,290 as of December 31, 2014 and 2013, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve of $3,000 has been established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2014 and 2013.

As of December 31, 2014 and 2013, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $0 and $470, respectively, for which it was paid a fee. Prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $5,620 and $8,525 and an offsetting premium tax benefit of $6,323 and $6,220 at December 31, 2014 and 2013, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $(148), $(155) and $(4,325), for the years ended December 31, 2014, 2013 and 2012, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $89,271 and $88,979 for municipal repurchase agreements as of December 31, 2014 and 2013, respectively. The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $109,826 and $88,847, respectively, and fair values of $114,296 and $94,435, respectively, as of December 31, 2014 and 2013. These securities have maturity dates that range from 2015 to 2027.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2014 and 2013, the Company had dollar repurchase agreements outstanding in the amount of $456,341 and $216,485, respectively. The Company had an outstanding liability for borrowed money in the amount $458,456 and $209,442 at December 31, 2014 and 2013, respectively due to participation in dollar repurchase agreements which includes accrued interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$457,071
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	457,071
Securities received	—

Total collateral received	$457,071

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2014 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of Transactions	Securities Sold	Securities Repurchased	Gain/ (Loss)
Bonds:
NAIC 4	2	$1,207	$1,145	$(48)
NAIC 5	1	840	817	6
Preferred stocks:
NAIC 3	1	$462	$462	$220

15. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2014 through the date the financial statements are issued.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015. As of December 31, 2014, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2015, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2015 to be $568. This assessment is not expected to have a material impact on risk based capital in 2014.

	Year Ended December 31,
	2014	2013
ACA fee assessment payable for the upcoming year	$568	$365
ACA fee assessment paid	362	—
Premium written subject to ACA 9010 assessment	27,413	22,803
Total adjusted capital before surplus adjustment	6,626,740	—
Authorized control level before surplus adjustment	569,479	—
Total adjusted capital after surplus adjustment	6,626,172	—
Authorized control level after surplus adjustment	569,479	—

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2014

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,968,048	$5,753,486	$4,977,772
States, municipalities and political subdivisions	819,565	863,485	819,505
Foreign governments	459,133	465,875	458,689
Hybrid securities	597,094	562,604	597,094
All other corporate bonds	27,549,762	30,711,569	27,520,190
Preferred stocks	114,045	120,456	114,031

Total fixed maturities	34,507,647	38,477,475	34,487,281
Equity securities
Common stocks:
Industrial, miscellaneous and all other	118,570	134,459	134,459

Total equity securities	118,570	134,459	134,459
Mortgage loans on real estate	5,385,161		5,385,161
Real estate	79,852		79,852
Policy loans	656,132		656,132
Other long-term investments	876,311		876,311
Receivable for Securities	3,126		3,126
Securities Lending	2,858,180		2,858,180
Cash, cash equivalents and short-term investments	2,520,461		2,520,461

Total investments	$47,005,440		$47,000,963

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $85,156 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $1,788 due to having an NAIC 6 rating.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2014
Individual life	$13,952,651	$—	$231,080	$2,196,344	$773,377	$1,431,185	$2,058,148
Individual health	3,411,356	98,578	154,922	(3,460,464)	226,397	517,146	153,781
Group life and health	1,472,060	12,811	72,708	439,880	112,904	316,743	217,484
Annuity	16,342,623	—	20,739	16,651,063	1,169,813	9,897,891	8,560,251

	$35,178,690	$111,389	$479,449	$15,826,823	$2,282,491	$12,162,965	$10,989,664

Year ended December 31, 2013
Individual life	$14,185,805	$—	$231,700	$1,185,165	$795,744	$1,887,131	$946,491
Individual health	3,281,297	98,172	130,325	456,021	198,062	468,090	154,043
Group life and health	1,465,232	13,467	64,476	400,624	66,995	301,864	180,181
Annuity	15,055,747	—	16,053	13,493,425	1,333,335	6,504,357	8,142,888

	$33,988,081	$111,639	$442,554	$15,535,235	$2,394,136	$9,161,442	$9,423,603

Year ended December 31, 2012
Individual life	$13,805,986	$—	$197,787	$1,058,471	$803,205	$1,731,950	$(1,363,563)
Individual health	3,154,346	95,888	126,252	457,502	218,644	458,994	68,566
Group life and health	1,452,548	13,761	61,621	342,755	117,963	267,986	164,138
Annuity	15,866,274	—	22,285	9,948,086	1,589,715	5,569,306	5,850,131

	$34,279,154	$109,649	$407,945	$11,806,814	$2,729,527	$8,028,236	$4,719,272

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2014
Life insurance in force	$487,412,382	$933,129,143	$576,877,151	$131,160,390	440%

Premiums:
Individual life	2,593,496	1,823,337	1,426,185	2,196,344	65%
Individual health	522,344	3,999,686	16,878	(3,460,464)	0%
Group life and health	524,682	87,744	2,942	439,880	1%
Annuity	14,697,625	(1,859,920)	93,519	16,651,064	1%

	$18,338,147	$4,050,847	$1,539,524	$15,826,824	10%

Year ended December 31, 2013
Life insurance in force	$425,824,013	$900,426,392	$609,160,147	$182,304,432	334%

Premiums:
Individual life	$2,341,520	$2,591,067	$1,434,712	$1,185,165	121%
Individual health	524,580	87,856	19,298	456,021	4%
Group life and health	482,218	84,646	3,052	400,624	1%
Annuity	13,562,324	142,308	73,409	13,493,425	1%

	$16,910,642	$2,905,877	$1,530,471	$15,535,235	10%

Year ended December 31, 2012
Life insurance in force	$455,851,953	$987,454,502	$666,160,317	$134,557,768	495%

Premiums:
Individual life	$2,390,267	$3,106,662	$1,774,866	$1,058,471	168%
Individual health	531,328	153,252	79,426	457,502	17%
Group life and health	452,512	129,841	20,084	342,755	6%
Annuity	10,052,831	166,570	61,825	9,948,086	1%

	$13,426,938	$3,556,325	$1,936,201	$11,806,814	16%